UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) December 1, 2005

                             ANGELES PARTNERS XII
            (Exact name of Registrant as specified in its charter)


            California                0-13309                 95-3903623
      (State or other jurisdiction  (Commission            (I.R.S. Employer
         of incorporation)          File Number)        Identification Number)

                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of principal executive offices)


                                 (864) 239-1000
                         (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry Into A Material Definitive Agreement.

Please see the description under Item 2.03, below.

Item 2.01  Acquisition or Disposition of Assets.

Angeles Partners XII Limited Partnership (the "Registrant"), a California limited partnership, owns a 99.99% interest in Pickwick Place AP XII, L.P. (the "Partnership"), a South Carolina limited partnership. On December 1, 2005, the Partnership sold its investment property, Pickwick Place Apartments ("Pickwick Place"), a 336-unit apartment complex located in Indianapolis, Indiana to a third party, Prime Quest Management, LLC, an Illinois limited liability company (the "Purchaser"). In addition to Pickwick Place, the Purchaser purchased four other apartment complexes, each of which was owned in whole or in part by affiliates of AIMCO Properties, L.P., an affiliate of the Registrant's managing general partner. The total sales price for Pickwick Place and the four other properties is approximately $38,501,000 of which approximately $13,212,000 is allocated to Pickwick Place. The Purchaser also purchased two additional apartment complexes from affiliates of the managing general partner pursuant to two separate purchase and sale agreements. The Registrant continues to own and operate four other investment properties.

In accordance with the Amended and Restated Certificate and Agreement of Limited Partnership of the Registrant, the Registrant's managing general partner is evaluating the cash requirements of the Registrant to determine whether any portion of the net sale proceeds will be distributed to the Registrant's partners.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The  Registrant  owns a 100%  interest  in  Hunters  Glen AP XII,  L.P,  a South
Carolina limited partnership, ("Hunters Glen"), which owns three investment properties, Hunters Glen IV Apartments, Hunters Glen V Apartments and Hunters Glen VI Apartments (collectively the "Hunters Glen Apartments), all located in Plainsboro, New Jersey. On December 1, 2005, Hunters Glen obtained additional mortgage financing in the total principal amount of approximately $19,500,000 on the Hunters Glen Apartments from GMAC Commercial Mortgage Bank (the "Lender"). The Registrant received net proceeds of approximately $19,189,000 after payment of the December mortgage payments on the first mortgage loans encumbering the Hunters Glens Apartments (see below) and costs and fees associated with obtaining second mortgages. The new second mortgages bear interest at a fixed interest rate of 5.63% and require monthly payments of principal and interest of approximately $112,000 in the aggregate beginning on January 1, 2006 until the loans mature December 1, 2015, with balloon payments of approximately $16,191,000 in the aggregate due at maturity. The Registrant has the option of extending the maturity date of each mortgage for one additional year, to December 1, 2016, during which period the second mortgages would require monthly payments of principal and interest, and would bear interest at a rate equal to the average of the one month LIBOR plus 250 basis points. The Registrant may prepay the second mortgages without penalty during the period from December 2, 2015 through December 1, 2016. However, if the Registrant prepays the second mortgage loan prior to December 1, 2015, a prepayment penalty as defined in the loan agreement will apply.

In accordance with the terms of the loan agreements relating to the second mortgage financing, payment of the notes may be accelerated at the option of the Lender if an event of default, as defined in the loan agreements, occurs. Events of default include, but are not limited to: failure to pay or deposit any amount due under the loan agreements when due; failure to make the final payment or pay the prepayment premium due under the notes; and breach or default in the performance of any of the covenants or agreements made by the Registrant.

In connection with the new financing, the Registrant agreed to certain modifications of the existing first mortgage loans encumbering the Hunters Glen Apartments. For Hunters Glen IV Apartments, the interest rate was modified to a fixed rate of 5.51%, and commencing January 1, 2006 through the loan's maturity date of December 1, 2015 the loan requires monthly payments of $64,000, with a balloon payment of approximately $9,264,000 due at maturity. For Hunters Glen V Apartments and Hunters Glen VI Apartments, the interest rate was modified to a fixed rate of approximately 7.39%, and commencing January 1, 2006 through the loan's maturity date of December 1, 2015, the loans each require monthly payments of approximately $182,000 in the aggregate with balloon payments of approximately $22,785,000 in the aggregate due at maturity. The Registrant has the option of extending the maturity dates for one additional year, to December 1, 2016, during which period the mortgages would require monthly payments of principal and interest and would bear interest at a rate equal to the average of the one month LIBOR plus 250 basis points. The previous terms for the first mortgage on Hunters Glen IV Apartments required monthly payments of approximately $86,000 with a stated fixed interest rate of 5.26% through its maturity of January 1, 2022, at which time the loan was scheduled to be fully amortized. The previous terms for the first mortgages on Hunters Glen V
Apartments and Hunters Glen VI Apartments required monthly payments of approximately $229,000 in the aggregate with a stated fixed interest rate of 7.14% through maturity of January 1, 2022, at which time the loans were scheduled to be fully amortized.

In accordance with the Partnership Agreement, the Registrant's managing general partner is currently evaluating the cash requirements of the Registrant to determine what portion of the net financing proceeds, if any, would be available to distribute to the Registrant's partners.

The foregoing description is qualified in its entirety by reference to the respective Multifamily Notes and Amended and Restated Multifamily Notes, copies of which are filed as exhibits 10.36 through 10.39 to this report.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information.

The following unaudited pro forma consolidated balance sheet and consolidated statements of operations reflect the operations of the Registrant as if Chambers Ridge Apartments (previously disclosed by the Registrant on Current Report on Form 8-K filed on May 2, 2005) and Pickwick Place Apartments had been sold on January 1, 2004.

The pro forma consolidated financial statements do not project the Registrant's results of operations at any future date or for any future period. This pro forma information should be read in conjunction with the Registrant's 2004 Annual Report on Form 10-KSB.

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                 (in thousands)

                               September 30, 2005

All other assets                                    $  4,253
Investment properties, net                            14,463

    Total Assets                                    $ 18,716

All other liabilities                               $  1,623
Mortgage notes payable                                48,949
Partners' deficit                                    (31,856)
    Total Liabilities and Deficit                   $ 18,716

               PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                     (in thousands, except per unit data)

                                                Year Ended         Nine Months Ended
                                             December 31, 2004     September 30, 2005

Total revenues                                     $13,520               $10,656
Total expenses                                      12,929                 8,343

Net income                                         $   591               $ 2,313

Net income per limited partnership unit            $ 13.08               $ 51.21


(d)   Exhibits

The following exhibits are filed with this report (1):

10.36 Multifamily Note dated December 1, 2005 between Hunters Glen AP XII L.P., a South Carolina limited partnership and GMAC Commercial Mortgage Bank in reference to Hunters Glen IV.

10.37 Amended and Restated Multifamily Note dated December 1, 2005 between Hunters Glen AP XII L.P., a South Carolina limited partnership and GMAC Commercial Mortgage Bank in reference to Hunters Glen IV.

10.38 Multifamily Note dated December 1, 2005 between Hunters Glen AP XII L.P., a South Carolina limited partnership and GMAC Commercial Mortgage Bank in reference to Hunters Glen V and VI.

10.39 Amended and Restated Multifamily Note dated December 1, 2005 between Hunters Glen AP XII L.P., a South Carolina limited partnership and GMAC Commercial Mortgage Bank in reference to Hunters Glen V and VI.


   (1) Schedules and supplemental materials to the exhibits have been omitted but will be provided to the Securities and Exchange Commission upon request.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                ANGELES PARTNERS XII
                                (a California Limited Partnership)


                                By: Angeles Realty Corporation II
                                    Managing General Partner


                                By: /s/Martha L. Long
                                    Martha L. Long
                                    Senior Vice President


                             Date: December 7, 2005

                                                                   Exhibit 10.36



                                                      FHLMC Loan No. 968693318
                                                    Hunters Glen IV Apartments

                                MULTIFAMILY NOTE
                           MULTISTATE - FIXED TO FLOAT
                             (REVISION DATE 10-01-2004)


US $5,500,000.00                         Effective Date:  As of December 1, 2005


      FOR VALUE RECEIVED, the undersigned (together with such party's or parties' successors and assigns, "Borrower"), jointly and severally (if more than one) promises to pay to the order of GMAC COMMERCIAL MORTGAGE BANK, a Utah industrial bank, the principal sum of Five Million Five Hundred Thousand and 00/100 Dollars (US $5,500,000.00), with interest on the unpaid principal balance, as hereinafter provided.

1.    Defined Terms.

(a) As used in this Note:

            "Adjustable Interest Rate" means the variable annual interest rate calculated for each Interest Adjustment Period so as to equal the Index Rate for such Interest Adjustment Period (truncated at the fifth (5th) decimal place if necessary) plus the Margin.

            "Amortization Period" means a period of 360 full consecutive calendar months.

            "Base Recourse" means a portion of the Indebtedness equal to zero percent (0%) of the original principal balance of this Note.

            "Business Day" means any day other than a Saturday, a Sunday or any other day on which Lender is not open for business.

            "Default Rate" means (i) during the Fixed Rate Period, an annual interest rate equal to four (4) percentage points above the Fixed Interest Rate; and (ii) during the Extension Period, a variable annual interest rate equal to four (4) percentage points above the Adjustable Interest Rate in effect from time to time. However, at no time will the Default Rate exceed the Maximum Interest Rate.

            "Extended Maturity Date" means, if the Extension Period becomes effective pursuant to this Note, the earlier of (i) December 1, 2016, and (ii) the date on which the unpaid principal balance of this Note becomes due and payable by acceleration or otherwise pursuant to the Loan Documents or the exercise by Lender of any right or remedy thereunder.

            "Extension Period" means the twelve (12) consecutive calendar months period commencing on the Scheduled Initial Maturity Date.

            "Fixed Interest Rate" means the annual interest rate of five and sixty three hundredths percent (5.63%).

            "Fixed Rate Period" means the period beginning on the date of this Note and continuing through November 30, 2015.

            "Index  Rate"  means,  for  any  Interest   Adjustment  Period,  the
            Reference Bill(R) Index Rate for such Interest Adjustment Period.

            "Initial Maturity Date" means the earlier of (i) December 1, 2015 (the "Scheduled Initial Maturity Date"), and (ii) the date on which the unpaid principal balance of this Note becomes due and payable by acceleration or otherwise pursuant to the Loan Documents or the exercise by Lender of any right or remedy thereunder.

            "Installment Due Date" means, for any monthly installment of interest only or principal and interest, the date on which such monthly installment is due and payable pursuant to Section 3 of this Note. The "First Installment Due Date" under this Note is January 1, 2006.

            "Interest Adjustment Period" means each successive one calendar month period during the Extension Period and until the entire Indebtedness is paid in full.

            "Lender" means the holder from time to time of this Note.

            "LIBOR Index" means the British Bankers Association's (BBA) one (1) month LIBOR Rate for United States Dollar deposits, as displayed on the LIBOR Index Page used to establish the LIBOR Index Rate.

            "LIBOR Index Rate" means, for any Interest Adjustment Period after the first Interest Adjustment Period, the BBA's LIBOR Rate for the LIBOR Index released by the BBA most recently preceding the first day of such Interest Adjustment Period, as such LIBOR Rate is displayed on the LIBOR Index Page. The LIBOR Index Rate for the first Interest Adjustment Period means the British Bankers Association's (BBA) LIBOR Rate for the LIBOR Index released by the BBA most recently preceding the first day of the month in which the first Interest Adjustment Period begins, as such LIBOR Rate is displayed on the LIBOR Index Page. "LIBOR Index Page" is the Bloomberg L.P., page "BBAM", or such other page for the LIBOR Index as may replace page BBAM on that service, or at the option of Lender
            (i) the applicable page for the LIBOR Index on another service which electronically transmits or displays BBA LIBOR Rates, or (ii) any publication of LIBOR rates available from the BBA. In the event the BBA ceases to set or publish a LIBOR rate/interest settlement rate for the LIBOR Index, Lender will designate an alternative index, and such alternative index shall constitute the LIBOR Index Rate.

            "Loan" means the loan evidenced by this Note.

            "Margin" means two and one-half (2.5) percentage points (250 basis points).

            "Maturity Date" means the Extended  Maturity Date unless pursuant to
            Section 3(f) of this Note the Extension Period does not or cannot become effective, in which case the Maturity Date means the Initial Maturity Date.

            "Maximum Interest Rate" means the rate of interest that results in the maximum amount of interest allowed by applicable law.

            "Prepayment Premium Period" means the period during which, if a prepayment of principal occurs, a prepayment premium will be payable by Borrower to Lender. The Prepayment Premium Period is the period from and including the date of this Note until but not including the first day of the Window Period. For this Note, the Prepayment Premium Period equals the Yield Maintenance Period.

            "Reference Bills(R)" means the unsecured general obligations of the Federal Home Loan Mortgage Corporation ("Freddie Mac") designated by Freddie Mac as "Reference Bills(R) Securities" and having original durations to maturity most comparable to the term of the Reference Bill Index, and issued by Freddie Mac at regularly scheduled auctions. In the event Freddie Mac shall at any time cease to designate any unsecured general obligations of Freddie Mac as "Reference Bills Securities", then at the option of Lender (i) Lender may select from time to time another unsecured general obligation of Freddie Mac having original durations to maturity most comparable to the term of the Reference Bill Index and issued by Freddie Mac at regularly scheduled auctions, and the term "Reference Bills" as used in this Note shall mean such other unsecured general obligations as selected by Lender; or (ii) for any one or more Interest Adjustment Periods, Lender may use the applicable LIBOR Index Rate as the Index Rate for such Interest Adjustment Period(s).

            "Reference  Bill  Index"  means  the  one-month   Reference   Bills.
            One-month reference bills have original durations to maturity of approximately 30 days.

            "Reference Bill Index Rate" means, for any Interest Adjustment Period after the first Interest Adjustment Period, the Money Market Yield for the Reference Bills as established by the Reference Bill auction conducted by Freddie Mac most recently preceding the first day of such Interest Adjustment Period, as displayed on the Reference Bill Index Page. The Reference Bill Index Rate for the first Interest Adjustment Period means the Money Market Yield for the Reference Bills as established by the Reference Bill auction conducted by Freddie Mac most recently preceding the first day of the month in which the first Interest Adjustment Period begins, as displayed on the Reference Bill Index Page. The "Reference Bill Index Page" is the Freddie Mac Debt Securities Web Page (accessed via the Freddie Mac internet site at www.freddiemac.com), or at the option of Lender, any publication of Reference Bills auction results available from Freddie Mac. However, if Freddie Mac has not conducted a Reference Bill auction within the 60-calendar day period prior to the first day of an Interest Adjustment Period, the Reference Bill Index Rate for such Interest Adjustment Period will be the LIBOR Index Rate for such Interest Adjustment Period.

            "Remaining Amortization Period" means, at any point in time, the number of consecutive calendar months equal to the number of months in the Amortization Period minus the number of scheduled monthly installments of principal and interest that have elapsed since the date of this Note.

            "Security Instrument" means the multifamily mortgage, deed to secure debt or deed of trust effective as of the effective date of this Note, from Borrower to or for the benefit of Lender and securing this Note.

            "Treasury Security" means the 9.25% U.S. Treasury Security due February 2016.

            "Window Period" means the Extension Period.

            "Yield Maintenance Period" means the period from and including the date of this Note until but not including the Scheduled Initial Maturity Date.

(b) Other capitalized terms used but not defined in this Note shall have the meanings given to such terms in the Security Instrument.

2. Address for Payment. All payments due under this Note shall be payable at GMAC Commercial Mortgage Corporation, 200 Witmer Road, Post Office Box 809, Horsham, Pennsylvania 19044,
                  Attention: Servicing - Account Manager, or such other place as may be designated by Notice to Borrower from or on behalf of Lender.

3.                Payments.

(a) During the Fixed Rate Period, interest will accrue on the outstanding principal balance of this Note at the Fixed Interest Rate, subject to the provisions of Section 8 of this Note. During the Extension Period, interest will accrue on the outstanding principal balance of this Note at the Adjustable Interest Rate, subject to the provisions of Section 8 of this Note.

(b) Interest under this Note shall be computed, payable and allocated on the basis of an actual/360 interest calculation schedule (interest is payable for the actual number of days in each month, and each month's interest is calculated by multiplying the unpaid principal amount of this Note as of the first day of the month for which interest is being calculated by the Fixed Interest Rate (during the Fixed Rate Period) or the applicable Adjustable Interest Rate (during the Extension Period), dividing the product by 360, and multiplying the quotient by the number of days in the month for which interest is being calculated). For convenience in determining the amount of a monthly installment of principal and interest under this Note, Lender will use a 30/360 interest calculation payment schedule (each year is treated as consisting of twelve 30-day months). However, as provided above, the portion of the monthly installment actually payable as and allocated to interest will be based upon an actual/360 interest calculation schedule, and the amount of each installment attributable to principal and the amount attributable to interest will vary based upon the number of days in the month for which such installment is paid. Each monthly payment of principal and interest will first be applied to pay in full interest due, and the balance of the monthly payment paid by Borrower will be credited to principal.

(c) Unless disbursement of principal is made by Lender to Borrower on the first day of a calendar month, interest for the period beginning on the date of disbursement and ending on and including the last day of such calendar month shall be payable by Borrower simultaneously with the execution of this Note. If disbursement of principal is made by Lender to Borrower on the first day of a calendar month, then no payment will be due from Borrower at the time of the execution of this Note. The Installment Due Date for the first monthly installment payment under Section 3(d) of interest only or principal and interest, as applicable, will be the First Installment Due Date set forth in Section 1(a) of this Note. Except as provided in this
                  Section 3(c) and in Section 10, accrued interest will be payable in arrears.

(d) Beginning on the First Installment Due Date, and continuing until and including the monthly installment due on the Initial Maturity Date, principal and accrued interest shall be payable by Borrower in consecutive monthly installments due and payable on the first day of each calendar month. The amount of the monthly installment of principal and interest payable pursuant to this Section 3(d) on an Installment Due Date shall be Thirty One Thousand Six Hundred Seventy Eight and 47/100 Dollars ($31,678.47).

(e) Except as otherwise provided in this Section 3(e), all remaining Indebtedness, including all principal and interest, shall be due and payable by Borrower on the Initial Maturity Date. However, so long as (i) the Initial Maturity Date has not occurred prior to the Scheduled Initial Maturity Date, and
                  (ii) no Event of Default or event or circumstance which, with the giving of notice or passage of time or both, could constitute an Event of Default exists on the Scheduled Initial Maturity Date, then the Extension Period automatically will become effective and the date for full payment of the Indebtedness automatically shall be extended until the Extended Maturity Date. If the Extension Period becomes effective, monthly installments of principal and interest or interest only will be payable during the Extension Period as provided in Section 3(f). Anything in Section 21 of the Security Instrument to the contrary notwithstanding, during the Extension Period, Borrower will not request that Lender consent to, and Lender will not consent to, a Transfer that, absent such consent, would constitute an Event of Default.

(f)               If  the  Extension  Period  becomes  effective,  beginning  on
                  December  1, 2015,  and  continuing  until and  including  the monthly installment due on the Extended Maturity Date, principal and accrued interest shall be payable by Borrower in consecutive monthly installments due and payable on the first day of each calendar month. The amount of the monthly installment of principal and interest payable pursuant to this
                  Section 3(f) on an Installment Due Date shall be calculated so as to equal the monthly payment amount which would be payable on the Installment Due Date as if the unpaid principal balance of this Note as of the first day of the Interest Adjustment Period immediately preceding the Installment Due Date was to be fully amortized, together with interest thereon at the Adjustable Interest Rate in effect for such Interest Adjustment Period, in equal consecutive monthly payments paid on the first day of each calendar month over the Remaining Amortization Period.

(g) During the Extension Period, Lender shall provide Borrower with Notice, given in the manner specified in the Security Instrument, of the amount of each monthly installment due under this Note. However, if Lender has not provided Borrower with prior notice of the monthly payment due on any
                  Installment   Due  Date,  then  Borrower  shall  pay  on  that
                  Installment Due Date an amount equal to the monthly installment payment for which Borrower last received notice. If Lender at any time determines that Borrower has paid one or more monthly installments in an incorrect amount because of the operation of the preceding sentence, or because Lender has miscalculated the Adjustable Interest Rate or has otherwise miscalculated the amount of any monthly installment, then Lender shall give notice to Borrower of such determination. If such determination discloses that Borrower has paid less than the full amount due for the period for which the determination was made, Borrower, within 30 calendar days after receipt of the notice from Lender, shall pay to Lender the full amount of the deficiency. If such determination discloses that Borrower has paid more than the full amount due for the period for which the determination was made, then the amount of the overpayment shall be credited to the next installment(s) of interest only or principal and interest, as applicable, due under this Note (or, if an Event of Default has occurred and is continuing, such overpayment shall be credited against any amount owing by Borrower to Lender).

(h) All payments under this Note shall be made in immediately available U.S. funds.

(i) Any regularly scheduled monthly installment of interest only or principal and interest payable pursuant to this Section 3 that is received by Lender before the date it is due shall be deemed to have been received on the due date for the purpose of calculating interest due.

(j) Any accrued interest remaining past due for 30 days or more, at Lender's discretion, may be added to and become part of the unpaid principal balance of this Note and any reference to "accrued interest" shall refer to accrued interest which has not become part of the unpaid principal balance. Any amount added to principal pursuant to the Loan Documents shall bear interest at the applicable rate or rates specified in this Note and shall be payable with such interest upon demand by Lender and absent such demand, as provided in this Note for the payment of principal and interest.

(k) In accordance with Section 14, interest charged under this Note cannot exceed the Maximum Interest Rate. If the
                  Adjustable Interest Rate at any time exceeds the Maximum Interest Rate, resulting in the charging of interest hereunder to be limited to the Maximum Interest Rate, then any subsequent reduction in the Adjustable Interest Rate shall not reduce the rate at which interest under this Note accrues below the Maximum Interest Rate until the total amount of interest accrued hereunder equals the amount of interest which would have accrued had the Adjustable Interest Rate at all times been in effect.

4. Application of Payments. If at any time Lender receives, from Borrower or otherwise, any amount applicable to the Indebtedness which is less than all amounts due and payable at such time, Lender may apply the amount received to amounts then due and payable in any manner and in any order determined by Lender, in Lender's discretion. Borrower agrees that neither Lender's acceptance of a payment from Borrower in an amount that is less than all amounts then due and payable nor Lender's application of such payment shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction.

5. Security. The Indebtedness is secured by, among other things, the Security Instrument, and reference is made to the Security Instrument for other rights of Lender as to collateral for the Indebtedness.

6. Acceleration. If an Event of Default has occurred and is continuing, the entire unpaid principal balance, any accrued interest, any prepayment premium payable under Section 10, and all other amounts payable under this Note and any other Loan Document, shall at once become due and payable, at the option of Lender, without any prior notice to Borrower (except if notice is required by applicable law, then after such notice). Lender may exercise this option to accelerate regardless of any prior forbearance. For purposes of exercising such option, Lender shall calculate the prepayment premium as if prepayment occurred on the date of acceleration. If prepayment occurs thereafter, lender shall recalculate the prepayment premium as of the actual prepayment date.

7.                Late Charge.

(a) If any monthly installment of interest or principal and interest or other amount payable under this Note or under the Security Instrument or any other Loan Document is not received in full by Lender (i) during the Fixed Rate Period, within ten
                  (10) days after the  installment  or other  amount is due,  or
                  (ii) during the Extension Period, within five (5) days after the installment or other amount is due, counting from and including the date such installment or other amount is due (unless applicable law requires a longer period of time before a late charge may be imposed, in which event such longer period shall be substituted), Borrower shall pay to Lender, immediately and without demand by Lender, a late charge equal to five percent (5%) of such installment or other amount due (unless applicable law requires a lesser amount be charged, in which event such lesser amount shall be substituted).

(b) Borrower acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Loan and that it is extremely difficult and impractical to determine those additional expenses. Borrower agrees that the late charge payable pursuant to this Section represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional expenses Lender will incur by reason of such late payment. The late charge is payable in addition to, and not in lieu of, any interest payable at the Default Rate pursuant to
                  Section 8.

8.                Default Rate.

(a) So long as (i) any monthly installment under this Note remains past due for thirty (30) days or more or (ii) any other Event of Default has occurred and is continuing, then notwithstanding anything in Section 3 of this Note to the contrary, interest under this Note shall accrue on the unpaid principal balance from the Installment Due Date of the first such unpaid monthly installment or the occurrence of such other Event of Default, as applicable, at the Default Rate.

(b) From and after the Maturity Date, the unpaid principal balance shall continue to bear interest at the Default Rate until and including the date on which the entire principal balance is paid in full.

(c) Borrower acknowledges that (i) its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Loan, (ii) during the time that any monthly installment under this Note is delinquent for thirty (30) days or more, Lender will incur additional costs and expenses arising from its loss of the use of the money due and from the adverse impact on Lender's ability to meet its other obligations and to take advantage of other investment opportunities; and (iii) it is extremely difficult and impractical to determine those additional costs and expenses. Borrower also acknowledges that, during the time that any monthly installment under this Note is delinquent for thirty
                  (30) days or more or any other Event of Default has occurred and is continuing, Lender's risk of nonpayment of this Note will be materially increased and Lender is entitled to be compensated for such increased risk. Borrower agrees that the increase in the rate of interest payable under this Note to the Default Rate represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional costs and expenses Lender will incur by reason of the Borrower's delinquent payment and the additional compensation Lender is entitled to receive for the increased risks of nonpayment associated with a delinquent loan.

9.                Limits on Personal Liability.

(a) Except as otherwise provided in this Section 9, Borrower shall have no personal liability under this Note, the Security Instrument or any other Loan Document for the repayment of the Indebtedness or for the performance of any other obligations of Borrower under the Loan Documents and Lender's only recourse for the satisfaction of the Indebtedness and the performance of such obligations shall be Lender's exercise of its rights and remedies with respect to the Mortgaged Property and to any other collateral held by Lender as security for the Indebtedness. This limitation on Borrower's liability shall not limit or impair Lender's enforcement of its rights against any guarantor of the Indebtedness or any guarantor of any other obligations of Borrower.

(b) Borrower shall be personally liable to Lender for the amount of the Base Recourse, plus any other amounts for which Borrower has personal liability under this Section 9.

(c) In addition to the Base Recourse, Borrower shall be personally liable to Lender for the repayment of a further portion of the Indebtedness equal to any loss or damage suffered by Lender as a result of the occurrence of any of the following events:

(i)   Borrower  fails to pay to Lender upon  demand  after an Event of Default all Rents to which Lender is entitled under Section 3(a) of the Security Instrument and the amount of all security deposits collected by Borrower from tenants then in residence. However, Borrower will not be personally liable for any failure described in this subsection (i) if Borrower is unable to pay to Lender all Rents and security deposits as required by the Security Instrument because of a valid order issued in a bankruptcy, receivership, or similar judicial proceeding.

(ii) Borrower fails to apply all insurance proceeds and condemnation proceeds as required by the Security Instrument. However, Borrower will not be personally liable for any failure described in this subsection (ii) if Borrower is unable to apply insurance or condemnation proceeds as required by the Security Instrument because of a valid order issued in a bankruptcy, receivership, or similar judicial proceeding.

(iii) Borrower fails to comply with Section 14(g) or (h) of the Security Instrument relating to the delivery of books and records, statements, schedules and reports.

(iv) Borrower fails to pay when due in accordance with the terms of the Security Instrument the amount of any item below marked "Deferred"; provided however, that if no item is marked "Deferred", this Section 9(c)(iv) shall be of no force or effect.

                  [Deferred]  Hazard  Insurance   premiums  or  other  insurance
                  premiums,
                  [Deferred]  Taxes,
                  [Deferred]  water and sewer  charges (that could become a lien on the Mortgaged Property),
                  [           N/A ] ground rents,
                  [Deferred]  assessments  or other charges (that could become a lien on the Mortgaged Property)

(d) In addition to the Base Recourse, Borrower shall be personally liable to Lender for:

(i) the performance of all of Borrower's obligations under Section 18 of the Security Instrument (relating to environmental matters);

(ii)              the costs of any audit  under  Section  14(g) of the  Security
                  Instrument; and

(iii) any costs and expenses incurred by Lender in connection with the collection of any amount for which Borrower is personally liable under this Section 9, including Attorneys' Fees and Costs and the costs of conducting any independent audit of Borrower's books and records to determine the amount for which Borrower has personal liability.

(e) All payments made by Borrower with respect to the Indebtedness and all amounts received by Lender from the enforcement of its rights under the Security Instrument and the other Loan Documents shall be applied first to the portion of the Indebtedness for which Borrower has no personal liability.

(f) Notwithstanding the Base Recourse, Borrower shall become personally liable to Lender for the repayment of all of the Indebtedness upon the occurrence of any of the following Events of Default:

(i)               Borrower's  ownership  of any  property  or  operation  of any
                  business   not   permitted  by  Section  33  of  the  Security
                  Instrument;

(ii) a Transfer (including, but not limited to, a lien or encumbrance) that is an Event of Default under Section 21 of the Security Instrument, other than a Transfer consisting solely of the involuntary removal or involuntary withdrawal of a general partner in a limited partnership or a manager in a limited liability company; or

(iii) fraud or written material misrepresentation by Borrower or any officer, director, partner, member or employee of Borrower in connection with the application for or creation of the Indebtedness or any request for any action or consent by Lender.

(g)               To the extent that Borrower has personal  liability under this
                  Section 9, Lender may exercise its rights against Borrower personally without regard to whether Lender has exercised any rights against the Mortgaged Property or any other security, or pursued any rights against any guarantor, or pursued any other rights available to Lender under this Note, the Security Instrument, any other Loan Document or applicable law. To the fullest extent permitted by applicable law, in any action to enforce Borrower's personal liability under this Section 9, Borrower waives any right to set off the value of the Mortgaged Property against such personal liability.

10.               Voluntary and Involuntary Prepayments.

(a) Any receipt by Lender of principal due under this Note prior to the Maturity Date, other than principal required to be paid in monthly installments pursuant to Section 3, constitutes a prepayment of principal under this Note. Without limiting the foregoing, any application by Lender, prior to the Maturity Date, of any proceeds of collateral or other security to the repayment of any portion of the unpaid principal balance of this Note constitutes a prepayment under this Note.

(b) Borrower may voluntarily prepay all of the unpaid principal balance of this Note on a Business Day designated as the date for such prepayment in a Notice from Borrower to Lender given at least 30 days prior to the date of such prepayment. Unless otherwise expressly provided in the Loan Documents, Borrower may not voluntarily prepay less than all of the unpaid principal balance of this Note.

(c) Borrower acknowledges that Lender has agreed that principal may be prepaid other than on the last calendar day of a month only because, for the purposes of the accrual of interest, any prepayment received by Lender on any day other than the last calendar day of the month shall be deemed to have been received on the last calendar day of the month in which the prepayment occurs.

(d) In order to voluntarily prepay all or any part of the principal of this Note, Borrower must also pay to Lender, together with the amount of principal being prepaid, (i) all accrued and unpaid interest due under this Note, plus (ii) all other sums due to Lender at the time of such prepayment, plus
                  (iii) any prepayment premium calculated pursuant to Section 10(e).

(e) Except as provided in Section 10(f), a prepayment premium shall be due and payable by Borrower in connection with any prepayment of principal under this Note during the Prepayment Premium Period. The prepayment premium shall be whichever is the greater of subsections (A) and (B) below:

(A)               1.0% of the amount of principal being prepaid; or

(B)               the product obtained by multiplying:

(1)               the amount of principal being prepaid or accelerated,

                              by

(2) the excess (if any) of the Monthly Note Rate over the Assumed Reinvestment Rate,

                              by

(3) the Present Value Factor.

                  For purposes of subsection (B), the following definitions shall apply:

                        Monthly  Note  Rate:  one-twelfth  (1/12) of the Fixed
                  Interest Rate, expressed as a decimal calculated to five digits.

                        Prepayment   Date:   in  the   case  of  a   voluntary
                  prepayment, the date on which the prepayment is made; in the case of the application by Lender of collateral or security to a portion of the principal balance, the date of such application.

                        Assumed  Reinvestment  Rate:  one-twelfth  (1/12) of the
                  yield rate, as of the date 5 Business Days before the Prepayment Date, on the Treasury Security, as reported in The Wall Street Journal, expressed as a decimal calculated to five digits. In the event that no yield is published on the applicable date for the Treasury Security, Lender, in its discretion, shall select the non-callable Treasury Security maturing in the same year as the Treasury Security with the lowest yield published in The Wall Street Journal as of the applicable date. If the publication of such yield rates in The Wall Street Journal is discontinued for any reason, Lender shall select a security with a comparable rate and term to the Treasury Security. The selection of an alternate security pursuant to this Section shall be made in Lender's discretion.

                        Present  Value  Factor:  the factor  that  discounts  to
                  present value the costs resulting to Lender from the difference in interest rates during the months remaining in the Yield Maintenance Period, using the Assumed Reinvestment Rate as the discount rate, with monthly compounding, expressed numerically as follows:

                                     {1 - (1/1+ARR)n}/ARR

                        n = number of months or partial  months  remaining  in
                  Yield Maintenance Period

                         ARR = Assumed Reinvestment Rate

(f) Notwithstanding any other provision of this Section 10, no prepayment premium shall be payable with respect to (i) any prepayment made during the Window Period, or (ii) any prepayment occurring as a result of the application of any insurance proceeds or condemnation award under the Security Instrument.

(g) Unless Lender agrees otherwise in writing, a permitted or required prepayment of less than the unpaid principal balance of this Note shall not extend or postpone the due date of any subsequent monthly installments or change the amount of such installments.

(h) Borrower recognizes that any prepayment of any of the unpaid principal balance of this Note, whether voluntary or involuntary or resulting from an Event of Default by Borrower, will result in Lender's incurring loss, including reinvestment loss, additional expense and frustration or impairment of Lender's ability to meet its commitments to third parties. Borrower agrees to pay to Lender upon demand damages for the detriment caused by any prepayment, and agrees that it is extremely difficult and impractical to ascertain the extent of such damages. Borrower therefore acknowledges and agrees that the formula for calculating prepayment premiums set forth in this Note represents a reasonable estimate of the damages Lender will incur because of a prepayment. Borrower further acknowledges that any lockout and the prepayment premium provisions of this Note are a material part of the consideration for the Loan, and that the terms of this Note are in other respects more favorable to Borrower as a result of the Borrower's voluntary agreement to the lockout and prepayment premium provisions.

11. Costs and Expenses. To the fullest extent allowed by applicable law, Borrower shall pay all expenses and costs, including Attorneys' Fees and Costs incurred by Lender as a result of any default under this Note or in connection with efforts to collect any amount due under this Note, or to enforce the provisions of any of the other Loan Documents, including those incurred in post-judgment collection efforts and in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding) or judicial or non-judicial foreclosure proceeding.

12. Forbearance. Any forbearance by Lender in exercising any right or remedy under this Note, the Security Instrument, or any other Loan Document or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of that or any other right or remedy. The acceptance by Lender of any payment after the due date of such payment, or in an amount which is less than the required payment, shall not be a waiver of Lender's right to require prompt payment when due of all other payments or to exercise any right or remedy with respect to any failure to make prompt payment. Enforcement by Lender of any security for Borrower's obligations under this Note shall not constitute an election by Lender of remedies so as to preclude the exercise of any other right or remedy available to Lender.

13. Waivers. Borrower and all endorsers and guarantors of this Note and all other third party obligors waive presentment, demand, notice of dishonor, protest, notice of acceleration, notice of intent to demand or accelerate payment or maturity, presentment for payment, notice of nonpayment, grace, and diligence in collecting the Indebtedness.

14. Loan Charges. Neither this Note nor any of the other Loan Documents shall be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate greater than the Maximum Interest Rate. If any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower in connection with the Loan is interpreted so that any interest or other charge provided for in any Loan Document, whether considered separately or together with other charges provided for in any other Loan Document, violates that law, and Borrower is entitled to the benefit of that law, that interest or charge is hereby reduced to the extent necessary to eliminate that violation. The amounts, if any, previously paid to Lender in excess of the permitted amounts shall be applied by Lender to reduce the unpaid principal balance of this Note. For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all Indebtedness that constitutes interest, as well as all other charges made in connection with the Indebtedness that constitute interest, shall be deemed to be allocated and spread ratably over the stated term of this Note. Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest so computed is uniform throughout the stated term of this Note.

15. Commercial Purpose. Borrower represents that Borrower is incurring the Indebtedness solely for the purpose of carrying on a business or commercial enterprise, and not for personal, family, household, or agricultural purposes.

16. Counting of Days. Except where otherwise specifically provided, any reference in this Note to a period of "days" means calendar days, not Business Days.

17. Governing Law. This Note shall be governed by the law of the Property Jurisdiction.

18. Captions. The captions of the Sections of this Note are for convenience only and shall be disregarded in construing this Note.

19. Notices; Written Modifications.

(a) All Notices, demands and other communications required or permitted to be given pursuant to this Note shall be given in accordance with Section 31 of the Security Instrument.

(b) Any modification or amendment to this Note shall be ineffective unless in writing signed by the party sought to be charged with such modification or amendment; provided, however, that in the event of a Transfer under the terms of the Security Instrument that requires Lender's consent, any or some or all of the Modifications to Multifamily Note set forth in Exhibit A to this Note may be modified or rendered void by Lender at Lender's option, by Notice to Borrower and the transferee, as a condition of Lender's consent.

20. Consent to Jurisdiction and Venue. Borrower agrees that any controversy arising under or in relation to this Note may be litigated in the Property Jurisdiction. The state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have jurisdiction over all controversies that shall arise under or in relation to this Note. Borrower irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise. However, nothing in this Note is intended to limit any right that Lender may have to bring any suit, action or proceeding relating to matters arising under this Note in any court of any other jurisdiction.

21. WAIVER OF TRIAL BY JURY. BORROWER AND LENDER EACH (A) AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS NOTE OR THE RELATIONSHIP BETWEEN THE PARTIES AS LENDER AND BORROWER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

22. State-Specific Provisions. N/A.

      ATTACHED EXHIBIT. The Exhibit noted below, if marked with an "X" in the space provided, is attached to this Note:

            -----
             X       Exhibit A     Modifications to Multifamily Note
            -----

      IN WITNESS WHEREOF, and in consideration of the Lender's agreement to lend Borrower the principal amount set forth above, Borrower has signed and delivered this Note under seal or has caused this Note to be signed and delivered under seal by its duly authorized representative.





                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                    HUNTERS GLEN AP XII LIMITED PARTNERSHIP, a South Carolina limited partnership

                                    By:   Hunters Glen Phase V GP, L.L.C., a
                                          South Carolina limited liability
                                          company, its general partner

                                          By:   Angeles Partners XII, a
                                                California limited
                                                partnership, its sole member

                                                By:   Angeles Realty
                                                      Corporation II, a
                                                      California corporation,
                                                      its managing general
                                                      partner


                                                      By:/s/Patti K. Fielding
                                                         Patti K. Fielding
                                                         Executive Vice
                                                         President and
                                                         Treasurer

                                   95-3903623
                                    Borrower's Social Security/Employer ID
                                     Number

                                                                   Exhibit 10.37

                                                  Old FHLMC Loan No. 002778564
                                                  New FHLMC Loan No. 968693296
                                                    Hunters Glen IV Apartments

                      AMENDED AND RESTATED MULTIFAMILY NOTE
                              (Recast Transaction)

      THIS AMENDED AND RESTATED MULTIFAMILY NOTE ("Amended and Restated Note") is made effective as of the 1st day of December, 2005, by HUNTERS GLEN AP XII LIMITED PARTNERSHIP, a South Carolina limited partnership ("Borrower"); and the FEDERAL HOME LOAN MORTGAGE CORPORATION ("Lender")

                                    RECITALS

A. Borrower is the maker of a Multifamily Note (the "Note"), dated as of June 30, 2003, in the original principal amount of Twelve Million Two Hundred Thousand and 00/100 Dollars ($12,200,000.00), evidencing a loan (the "Loan") to Borrower in such amount from GMAC Commercial Mortgage Corporation, a California corporation (the "Original Lender").

B. The Note is secured by that certain Multifamily Mortgage, Assignment of Rents, and Security Agreement dated as of June 30, 2003, from Borrower, as mortgagor, to Original Lender, as mortgagee, recorded in the land records of Middlesex County, New Jersey (the "Land Records") as Instrument No. 2003049328 (the "Instrument"). The Instrument encumbers, among other things, Borrower's interest in the land described in Exhibit A to the Instrument and to this Amended and Restated Instrument.

C. Pursuant to a Limited Guaranty dated as of June 30, 2003, AIMCO Properties, L.P., a Delaware limited partnership, guaranteed some or all of Borrower's obligations under the terms of the Note and the Instrument.

D. Original Lender (i) endorsed the Note to Lender and (ii) assigned the Instrument to Lender by Assignment of Security Instrument dated as of June 30, 2003 and recorded in the Land Records as Instrument No. 2003005651.

E. Borrower has confirmed to Lender that Borrower has no defenses or offsets of any kind against any of the indebtedness due under the Note.

F. Borrower and Lender have now agreed to amend and restate the Note so as to, among other things, (i) reflect a current unpaid balance of Eleven Million One Hundred Ninety-Four Thousand Three Hundred Five and 00/100 Dollars ($11,194,305.00), (ii) amend the terms of payment, and (iii) change the Maturity Date of the Note from February 1, 2022 to an Initial Maturity Date of December 1, 2015.

      NOW, THEREFORE, in consideration of these premises, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree that the Note is amended and restated in its entirety in the form attached hereto and made a part hereof.

                                                       FHLMC Loan No. 968693296
                                                    Hunters Glen IV Apartments

                                MULTIFAMILY NOTE
                           MULTISTATE - FIXED TO FLOAT
                           (REVISION DATE 10-01-2004)


US $11,194,305.00                        Effective Date:  As of December 1, 2005


      FOR VALUE RECEIVED, the undersigned (together with such party's or parties' successors and assigns, "Borrower"), jointly and severally (if more than one) promises to pay to the order of FEDERAL HOME LOAN MORTGAGE CORPORATION, the principal sum of Eleven Million One Hundred Ninety-Four Thousand Three Hundred Five and 00/100 Dollars (US $11,194,305.00), with interest on the unpaid principal balance, as hereinafter provided.

1.    Defined Terms.

(a) As used in this Note:

            "Adjustable Interest Rate" means the variable annual interest rate calculated for each Interest Adjustment Period so as to equal the Index Rate for such Interest Adjustment Period (truncated at the fifth (5th) decimal place if necessary) plus the Margin.

            "Amortization Period" means a period of 360 full consecutive calendar months.

            "Base Recourse" means a portion of the Indebtedness equal to zero percent (0%) of the original principal balance of this Note.

            "Business Day" means any day other than a Saturday, a Sunday or any other day on which Lender is not open for business.

            "Default Rate" means (i) during the Fixed Rate Period, an annual interest rate equal to four (4) percentage points above the Fixed Interest Rate; and (ii) during the Extension Period, a variable annual interest rate equal to four (4) percentage points above the Adjustable Interest Rate in effect from time to time. However, at no time will the Default Rate exceed the Maximum Interest Rate.

            "Extended Maturity Date" means, if the Extension Period becomes effective pursuant to this Note, the earlier of (i) December 1, 2016, and (ii) the date on which the unpaid principal balance of this Note becomes due and payable by acceleration or otherwise pursuant to the Loan Documents or the exercise by Lender of any right or remedy thereunder.

            "Extension Period" means the twelve (12) consecutive calendar months period commencing on the Scheduled Initial Maturity Date.

            "Fixed Interest Rate" means the annual interest rate of five and fifty-one hundredths percent (5.51%).

            "Fixed Rate Period" means the period beginning on the date of this Note and continuing through November 30, 2015.

            "Index  Rate"  means,  for  any  Interest   Adjustment  Period,  the
            Reference Bill(R) Index Rate for such Interest Adjustment Period.

            "Initial Maturity Date" means the earlier of (i) December 1, 2015 (the "Scheduled Initial Maturity Date"), and (ii) the date on which the unpaid principal balance of this Note becomes due and payable by acceleration or otherwise pursuant to the Loan Documents or the exercise by Lender of any right or remedy thereunder.

            "Installment Due Date" means, for any monthly installment of interest only or principal and interest, the date on which such monthly installment is due and payable pursuant to Section 3 of this Note. The "First Installment Due Date" under this Note is January 1, 2006.

            "Interest Adjustment Period" means each successive one calendar month period during the Extension Period and until the entire Indebtedness is paid in full.

            "Lender" means the holder from time to time of this Note.

            "LIBOR Index" means the British Bankers Association's (BBA) one (1) month LIBOR Rate for United States Dollar deposits, as displayed on the LIBOR Index Page used to establish the LIBOR Index Rate.

            "LIBOR Index Rate" means, for any Interest Adjustment Period after the first Interest Adjustment Period, the BBA's LIBOR Rate for the LIBOR Index released by the BBA most recently preceding the first day of such Interest Adjustment Period, as such LIBOR Rate is displayed on the LIBOR Index Page. The LIBOR Index Rate for the first Interest Adjustment Period means the British Bankers Association's (BBA) LIBOR Rate for the LIBOR Index released by the BBA most recently preceding the first day of the month in which the first Interest Adjustment Period begins, as such LIBOR Rate is displayed on the LIBOR Index Page. "LIBOR Index Page" is the Bloomberg L.P., page "BBAM", or such other page for the LIBOR Index as may replace page BBAM on that service, or at the option of Lender
            (i) the applicable page for the LIBOR Index on another service which electronically transmits or displays BBA LIBOR Rates, or (ii) any publication of LIBOR rates available from the BBA. In the event the BBA ceases to set or publish a LIBOR rate/interest settlement rate for the LIBOR Index, Lender will designate an alternative index, and such alternative index shall constitute the LIBOR Index Rate.

            "Loan" means the loan evidenced by this Note.

            "Margin" means two and one-half (2.5) percentage points (250 basis points).

            "Maturity Date" means the Extended  Maturity Date unless pursuant to
            Section 3(f) of this Note the Extension Period does not or cannot become effective, in which case the Maturity Date means the Initial Maturity Date.

            "Maximum Interest Rate" means the rate of interest that results in the maximum amount of interest allowed by applicable law.

            "Prepayment Premium Period" means the period during which, if a prepayment of principal occurs, a prepayment premium will be payable by Borrower to Lender. The Prepayment Premium Period is the period from and including the date of this Note until but not including the first day of the Window Period. For this Note, the Prepayment Premium Period equals the Yield Maintenance Period.

            "Reference Bills(R)" means the unsecured general obligations of the Federal Home Loan Mortgage Corporation ("Freddie Mac") designated by Freddie Mac as "Reference Bills(R) Securities" and having original durations to maturity most comparable to the term of the Reference Bill Index, and issued by Freddie Mac at regularly scheduled auctions. In the event Freddie Mac shall at any time cease to designate any unsecured general obligations of Freddie Mac as "Reference Bills Securities", then at the option of Lender (i) Lender may select from time to time another unsecured general obligation of Freddie Mac having original durations to maturity most comparable to the term of the Reference Bill Index and issued by Freddie Mac at regularly scheduled auctions, and the term "Reference Bills" as used in this Note shall mean such other unsecured general obligations as selected by Lender; or (ii) for any one or more Interest Adjustment Periods, Lender may use the applicable LIBOR Index Rate as the Index Rate for such Interest Adjustment Period(s).

            "Reference  Bill  Index"  means  the  one-month   Reference   Bills.
            One-month reference bills have original durations to maturity of approximately 30 days.

            "Reference Bill Index Rate" means, for any Interest Adjustment Period after the first Interest Adjustment Period, the Money Market Yield for the Reference Bills as established by the Reference Bill auction conducted by Freddie Mac most recently preceding the first day of such Interest Adjustment Period, as displayed on the Reference Bill Index Page. The Reference Bill Index Rate for the first Interest Adjustment Period means the Money Market Yield for the Reference Bills as established by the Reference Bill auction conducted by Freddie Mac most recently preceding the first day of the month in which the first Interest Adjustment Period begins, as displayed on the Reference Bill Index Page. The "Reference Bill Index Page" is the Freddie Mac Debt Securities Web Page (accessed via the Freddie Mac internet site at www.freddiemac.com), or at the option of Lender, any publication of Reference Bills auction results available from Freddie Mac. However, if Freddie Mac has not conducted a Reference Bill auction within the 60-calendar day period prior to the first day of an Interest Adjustment Period, the Reference Bill Index Rate for such Interest Adjustment Period will be the LIBOR Index Rate for such Interest Adjustment Period.

            "Remaining Amortization Period" means, at any point in time, the number of consecutive calendar months equal to the number of months in the Amortization Period minus the number of scheduled monthly installments of principal and interest that have elapsed since the date of this Note.

            "Security Instrument" means the multifamily mortgage, deed to secure debt or deed of trust effective as of the effective date of this Note, from Borrower to or for the benefit of Lender and securing this Note.

            "Treasury Security" means the 9.25% U.S. Treasury Security due February 2016.

            "Window Period" means the Extension Period.

            "Yield Maintenance Period" means the period from and including the date of this Note until but not including the Scheduled Initial Maturity Date.

(b) Other capitalized terms used but not defined in this Note shall have the meanings given to such terms in the Security Instrument.

2. Address for Payment. All payments due under this Note shall be payable at GMAC Commercial Mortgage Corporation, 200 Witmer Road, Post Office Box 809, Horsham, Pennsylvania 19044,
                  Attention: Servicing - Account Manager, or such other place as may be designated by Notice to Borrower from or on behalf of Lender.

3.                Payments.

(a) During the Fixed Rate Period, interest will accrue on the outstanding principal balance of this Note at the Fixed Interest Rate, subject to the provisions of Section 8 of this Note. During the Extension Period, interest will accrue on the outstanding principal balance of this Note at the Adjustable Interest Rate, subject to the provisions of Section 8 of this Note.

(b) Interest under this Note shall be computed, payable and allocated on the basis of an actual/360 interest calculation schedule (interest is payable for the actual number of days in each month, and each month's interest is calculated by multiplying the unpaid principal amount of this Note as of the first day of the month for which interest is being calculated by the Fixed Interest Rate (during the Fixed Rate Period) or the applicable Adjustable Interest Rate (during the Extension Period), dividing the product by 360, and multiplying the quotient by the number of days in the month for which interest is being calculated). For convenience in determining the amount of a monthly installment of principal and interest under this Note, Lender will use a 30/360 interest calculation payment schedule (each year is treated as consisting of twelve 30-day months). However, as provided above, the portion of the monthly installment actually payable as and allocated to interest will be based upon an actual/360 interest calculation schedule, and the amount of each installment attributable to principal and the amount attributable to interest will vary based upon the number of days in the month for which such installment is paid. Each monthly payment of principal and interest will first be applied to pay in full interest due, and the balance of the monthly payment paid by Borrower will be credited to principal.

(c) Unless disbursement of principal is made by Lender to Borrower on the first day of a calendar month, interest for the period beginning on the date of disbursement and ending on and including the last day of such calendar month shall be payable by Borrower simultaneously with the execution of this Note. If disbursement of principal is made by Lender to Borrower on the first day of a calendar month, then no payment will be due from Borrower at the time of the execution of this Note. The Installment Due Date for the first monthly installment payment under Section 3(d) of interest only or principal and interest, as applicable, will be the First Installment Due Date set forth in Section 1(a) of this Note. Except as provided in this
                  Section 3(c) and in Section 10, accrued interest will be payable in arrears.

(d) Beginning on the First Installment Due Date, and continuing until and including the monthly installment due on the Initial Maturity Date, principal and accrued interest shall be payable by Borrower in consecutive monthly installments due and payable on the first day of each calendar month. The amount of the monthly installment of principal and interest payable pursuant to this Section 3(d) on an Installment Due Date shall be Sixty-Three Thousand Six Hundred Thirty and 29/100 Dollars ($63,630.29).

(e) Except as otherwise provided in this Section 3(e), all remaining Indebtedness, including all principal and interest, shall be due and payable by Borrower on the Initial Maturity Date. However, so long as (i) the Initial Maturity Date has not occurred prior to the Scheduled Initial Maturity Date, and
                  (ii) no Event of Default or event or circumstance which, with the giving of notice or passage of time or both, could constitute an Event of Default exists on the Scheduled Initial Maturity Date, then the Extension Period automatically will become effective and the date for full payment of the Indebtedness automatically shall be extended until the Extended Maturity Date. If the Extension Period becomes effective, monthly installments of principal and interest or interest only will be payable during the Extension Period as provided in Section 3(f). Anything in Section 21 of the Security Instrument to the contrary notwithstanding, during the Extension Period, Borrower will not request that Lender consent to, and Lender will not consent to, a Transfer that, absent such consent, would constitute an Event of Default.

(f)               If  the  Extension  Period  becomes  effective,  beginning  on
                  December  1, 2015,  and  continuing  until and  including  the monthly installment due on the Extended Maturity Date, principal and accrued interest shall be payable by Borrower in consecutive monthly installments due and payable on the first day of each calendar month. The amount of the monthly installment of principal and interest payable pursuant to this
                  Section 3(f) on an Installment Due Date shall be calculated so as to equal the monthly payment amount which would be payable on the Installment Due Date as if the unpaid principal balance of this Note as of the first day of the Interest Adjustment Period immediately preceding the Installment Due Date was to be fully amortized, together with interest thereon at the Adjustable Interest Rate in effect for such Interest Adjustment Period, in equal consecutive monthly payments paid on the first day of each calendar month over the Remaining Amortization Period.

(g) During the Extension Period, Lender shall provide Borrower with Notice, given in the manner specified in the Security Instrument, of the amount of each monthly installment due under this Note. However, if Lender has not provided Borrower with prior notice of the monthly payment due on any
                  Installment   Due  Date,  then  Borrower  shall  pay  on  that
                  Installment Due Date an amount equal to the monthly installment payment for which Borrower last received notice. If Lender at any time determines that Borrower has paid one or more monthly installments in an incorrect amount because of the operation of the preceding sentence, or because Lender has miscalculated the Adjustable Interest Rate or has otherwise miscalculated the amount of any monthly installment, then Lender shall give notice to Borrower of such determination. If such determination discloses that Borrower has paid less than the full amount due for the period for which the determination was made, Borrower, within 30 calendar days after receipt of the notice from Lender, shall pay to Lender the full amount of the deficiency. If such determination discloses that Borrower has paid more than the full amount due for the period for which the determination was made, then the amount of the overpayment shall be credited to the next installment(s) of interest only or principal and interest, as applicable, due under this Note (or, if an Event of Default has occurred and is continuing, such overpayment shall be credited against any amount owing by Borrower to Lender).

(h) All payments under this Note shall be made in immediately available U.S. funds.

(i) Any regularly scheduled monthly installment of interest only or principal and interest payable pursuant to this Section 3 that is received by Lender before the date it is due shall be deemed to have been received on the due date for the purpose of calculating interest due.

(j) Any accrued interest remaining past due for 30 days or more, at Lender's discretion, may be added to and become part of the unpaid principal balance of this Note and any reference to "accrued interest" shall refer to accrued interest which has not become part of the unpaid principal balance. Any amount added to principal pursuant to the Loan Documents shall bear interest at the applicable rate or rates specified in this Note and shall be payable with such interest upon demand by Lender and absent such demand, as provided in this Note for the payment of principal and interest.

(k) In accordance with Section 14, interest charged under this Note cannot exceed the Maximum Interest Rate. If the
                  Adjustable Interest Rate at any time exceeds the Maximum Interest Rate, resulting in the charging of interest hereunder to be limited to the Maximum Interest Rate, then any subsequent reduction in the Adjustable Interest Rate shall not reduce the rate at which interest under this Note accrues below the Maximum Interest Rate until the total amount of interest accrued hereunder equals the amount of interest which would have accrued had the Adjustable Interest Rate at all times been in effect.

4. Application of Payments. If at any time Lender receives, from Borrower or otherwise, any amount applicable to the Indebtedness which is less than all amounts due and payable at such time, Lender may apply the amount received to amounts then due and payable in any manner and in any order determined by Lender, in Lender's discretion. Borrower agrees that neither Lender's acceptance of a payment from Borrower in an amount that is less than all amounts then due and payable nor Lender's application of such payment shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction.

5. Security. The Indebtedness is secured by, among other things, the Security Instrument, and reference is made to the Security Instrument for other rights of Lender as to collateral for the Indebtedness.

6. Acceleration. If an Event of Default has occurred and is continuing, the entire unpaid principal balance, any accrued interest, any prepayment premium payable under Section 10, and all other amounts payable under this Note and any other Loan Document, shall at once become due and payable, at the option of Lender, without any prior notice to Borrower (except if notice is required by applicable law, then after such notice). Lender may exercise this option to accelerate regardless of any prior forbearance. For purposes of exercising such option, Lender shall calculate the prepayment premium as if prepayment occurred on the date of acceleration. If prepayment occurs thereafter, lender shall recalculate the prepayment premium as of the actual prepayment date.

7.                Late Charge.

(a) If any monthly installment of interest or principal and interest or other amount payable under this Note or under the Security Instrument or any other Loan Document is not received in full by Lender (i) during the Fixed Rate Period, within ten
                  (10) days after the  installment  or other  amount is due,  or
                  (ii) during the Extension Period, within five (5) days after the installment or other amount is due, counting from and including the date such installment or other amount is due (unless applicable law requires a longer period of time before a late charge may be imposed, in which event such longer period shall be substituted), Borrower shall pay to Lender, immediately and without demand by Lender, a late charge equal to five percent (5%) of such installment or other amount due (unless applicable law requires a lesser amount be charged, in which event such lesser amount shall be substituted).

(b) Borrower acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Loan and that it is extremely difficult and impractical to determine those additional expenses. Borrower agrees that the late charge payable pursuant to this Section represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional expenses Lender will incur by reason of such late payment. The late charge is payable in addition to, and not in lieu of, any interest payable at the Default Rate pursuant to
                  Section 8.

8.                Default Rate.

(a) So long as (i) any monthly installment under this Note remains past due for thirty (30) days or more or (ii) any other Event of Default has occurred and is continuing, then notwithstanding anything in Section 3 of this Note to the contrary, interest under this Note shall accrue on the unpaid principal balance from the Installment Due Date of the first such unpaid monthly installment or the occurrence of such other Event of Default, as applicable, at the Default Rate.

(b) From and after the Maturity Date, the unpaid principal balance shall continue to bear interest at the Default Rate until and including the date on which the entire principal balance is paid in full.

(c) Borrower acknowledges that (i) its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Loan, (ii) during the time that any monthly installment under this Note is delinquent for thirty (30) days or more, Lender will incur additional costs and expenses arising from its loss of the use of the money due and from the adverse impact on Lender's ability to meet its other obligations and to take advantage of other investment opportunities; and (iii) it is extremely difficult and impractical to determine those additional costs and expenses. Borrower also acknowledges that, during the time that any monthly installment under this Note is delinquent for thirty
                  (30) days or more or any other Event of Default has occurred and is continuing, Lender's risk of nonpayment of this Note will be materially increased and Lender is entitled to be compensated for such increased risk. Borrower agrees that the increase in the rate of interest payable under this Note to the Default Rate represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional costs and expenses Lender will incur by reason of the Borrower's delinquent payment and the additional compensation Lender is entitled to receive for the increased risks of nonpayment associated with a delinquent loan.

9.                Limits on Personal Liability.

(a) Except as otherwise provided in this Section 9, Borrower shall have no personal liability under this Note, the Security Instrument or any other Loan Document for the repayment of the Indebtedness or for the performance of any other obligations of Borrower under the Loan Documents and Lender's only recourse for the satisfaction of the Indebtedness and the performance of such obligations shall be Lender's exercise of its rights and remedies with respect to the Mortgaged Property and to any other collateral held by Lender as security for the Indebtedness. This limitation on Borrower's liability shall not limit or impair Lender's enforcement of its rights against any guarantor of the Indebtedness or any guarantor of any other obligations of Borrower.

(b) Borrower shall be personally liable to Lender for the amount of the Base Recourse, plus any other amounts for which Borrower has personal liability under this Section 9.

(c) In addition to the Base Recourse, Borrower shall be personally liable to Lender for the repayment of a further portion of the Indebtedness equal to any loss or damage suffered by Lender as a result of the occurrence of any of the following events:

(i)   Borrower  fails to pay to Lender upon  demand  after an Event of Default all Rents to which Lender is entitled under Section 3(a) of the Security Instrument and the amount of all security deposits collected by Borrower from tenants then in residence. However, Borrower will not be personally liable for any failure described in this subsection (i) if Borrower is unable to pay to Lender all Rents and security deposits as required by the Security Instrument because of a valid order issued in a bankruptcy, receivership, or similar judicial proceeding.

(ii) Borrower fails to apply all insurance proceeds and condemnation proceeds as required by the Security Instrument. However, Borrower will not be personally liable for any failure described in this subsection (ii) if Borrower is unable to apply insurance or condemnation proceeds as required by the Security Instrument because of a valid order issued in a bankruptcy, receivership, or similar judicial proceeding.

(iii) Borrower fails to comply with Section 14(g) or (h) of the Security Instrument relating to the delivery of books and records, statements, schedules and reports.

(iv) Borrower fails to pay when due in accordance with the terms of the Security Instrument the amount of any item below marked "Deferred"; provided however, that if no item is marked "Deferred", this Section 9(c)(iv) shall be of no force or effect.

                  [Deferred]  Hazard  Insurance   premiums  or  other  insurance
                  premiums,
                  [Deferred]  Taxes,
                  [Deferred]  water and sewer  charges (that could become a lien on the Mortgaged Property),
                  [           N/A ] ground rents,
                  [Deferred]  assessments  or other charges (that could become a lien on the Mortgaged Property)

(d) In addition to the Base Recourse, Borrower shall be personally liable to Lender for:

(i) the performance of all of Borrower's obligations under Section 18 of the Security Instrument (relating to environmental matters);

(ii)              the costs of any audit  under  Section  14(g) of the  Security
                  Instrument; and

(iii) any costs and expenses incurred by Lender in connection with the collection of any amount for which Borrower is personally liable under this Section 9, including Attorneys' Fees and Costs and the costs of conducting any independent audit of Borrower's books and records to determine the amount for which Borrower has personal liability.

(e) All payments made by Borrower with respect to the Indebtedness and all amounts received by Lender from the enforcement of its rights under the Security Instrument and the other Loan Documents shall be applied first to the portion of the Indebtedness for which Borrower has no personal liability.

(f) Notwithstanding the Base Recourse, Borrower shall become personally liable to Lender for the repayment of all of the Indebtedness upon the occurrence of any of the following Events of Default:

(i)               Borrower's  ownership  of any  property  or  operation  of any
                  business   not   permitted  by  Section  33  of  the  Security
                  Instrument;

(ii) a Transfer (including, but not limited to, a lien or encumbrance) that is an Event of Default under Section 21 of the Security Instrument, other than a Transfer consisting solely of the involuntary removal or involuntary withdrawal of a general partner in a limited partnership or a manager in a limited liability company; or

(iii) fraud or written material misrepresentation by Borrower or any officer, director, partner, member or employee of Borrower in connection with the application for or creation of the Indebtedness or any request for any action or consent by Lender.

(g)               To the extent that Borrower has personal  liability under this
                  Section 9, Lender may exercise its rights against Borrower personally without regard to whether Lender has exercised any rights against the Mortgaged Property or any other security, or pursued any rights against any guarantor, or pursued any other rights available to Lender under this Note, the Security Instrument, any other Loan Document or applicable law. To the fullest extent permitted by applicable law, in any action to enforce Borrower's personal liability under this Section 9, Borrower waives any right to set off the value of the Mortgaged Property against such personal liability.

10.               Voluntary and Involuntary Prepayments.

(a) Any receipt by Lender of principal due under this Note prior to the Maturity Date, other than principal required to be paid in monthly installments pursuant to Section 3, constitutes a prepayment of principal under this Note. Without limiting the foregoing, any application by Lender, prior to the Maturity Date, of any proceeds of collateral or other security to the repayment of any portion of the unpaid principal balance of this Note constitutes a prepayment under this Note.

(b) Borrower may voluntarily prepay all of the unpaid principal balance of this Note on a Business Day designated as the date for such prepayment in a Notice from Borrower to Lender given at least 30 days prior to the date of such prepayment. Unless otherwise expressly provided in the Loan Documents, Borrower may not voluntarily prepay less than all of the unpaid principal balance of this Note.

(c) Borrower acknowledges that Lender has agreed that principal may be prepaid other than on the last calendar day of a month only because, for the purposes of the accrual of interest, any prepayment received by Lender on any day other than the last calendar day of the month shall be deemed to have been received on the last calendar day of the month in which the prepayment occurs.

(d) In order to voluntarily prepay all or any part of the principal of this Note, Borrower must also pay to Lender, together with the amount of principal being prepaid, (i) all accrued and unpaid interest due under this Note, plus (ii) all other sums due to Lender at the time of such prepayment, plus
                  (iii) any prepayment premium calculated pursuant to Section 10(e).

(e) Except as provided in Section 10(f), a prepayment premium shall be due and payable by Borrower in connection with any prepayment of principal under this Note during the Prepayment Premium Period. The prepayment premium shall be whichever is the greater of subsections (A) and (B) below:

(A)               1.0% of the amount of principal being prepaid; or

(B)               the product obtained by multiplying:

(1)               the amount of principal being prepaid or accelerated,

                              by

(2) the excess (if any) of the Monthly Note Rate over the Assumed Reinvestment Rate,

                              by

(3) the Present Value Factor.

                  For purposes of subsection (B), the following definitions shall apply:

                        Monthly  Note  Rate:  one-twelfth  (1/12) of the Fixed
                  Interest Rate, expressed as a decimal calculated to five digits.

                        Prepayment   Date:   in  the   case  of  a   voluntary
                  prepayment, the date on which the prepayment is made; in the case of the application by Lender of collateral or security to a portion of the principal balance, the date of such application.

                        Assumed  Reinvestment  Rate:  one-twelfth  (1/12) of the
                  yield rate, as of the date 5 Business Days before the Prepayment Date, on the Treasury Security, as reported in The Wall Street Journal, expressed as a decimal calculated to five digits. In the event that no yield is published on the applicable date for the Treasury Security, Lender, in its discretion, shall select the non-callable Treasury Security maturing in the same year as the Treasury Security with the lowest yield published in The Wall Street Journal as of the applicable date. If the publication of such yield rates in The Wall Street Journal is discontinued for any reason, Lender shall select a security with a comparable rate and term to the Treasury Security. The selection of an alternate security pursuant to this Section shall be made in Lender's discretion.

                        Present  Value  Factor:  the factor  that  discounts  to
                  present value the costs resulting to Lender from the difference in interest rates during the months remaining in the Yield Maintenance Period, using the Assumed Reinvestment Rate as the discount rate, with monthly compounding, expressed numerically as follows:

                                     {1 - (1/1+ARR)n}/ARR

                        n = number of months or partial  months  remaining  in
                  Yield Maintenance Period

                         ARR = Assumed Reinvestment Rate

(f) Notwithstanding any other provision of this Section 10, no prepayment premium shall be payable with respect to (i) any prepayment made during the Window Period, or (ii) any prepayment occurring as a result of the application of any insurance proceeds or condemnation award under the Security Instrument.

(g) Unless Lender agrees otherwise in writing, a permitted or required prepayment of less than the unpaid principal balance of this Note shall not extend or postpone the due date of any subsequent monthly installments or change the amount of such installments.

(h) Borrower recognizes that any prepayment of any of the unpaid principal balance of this Note, whether voluntary or involuntary or resulting from an Event of Default by Borrower, will result in Lender's incurring loss, including reinvestment loss, additional expense and frustration or impairment of Lender's ability to meet its commitments to third parties. Borrower agrees to pay to Lender upon demand damages for the detriment caused by any prepayment, and agrees that it is extremely difficult and impractical to ascertain the extent of such damages. Borrower therefore acknowledges and agrees that the formula for calculating prepayment premiums set forth in this Note represents a reasonable estimate of the damages Lender will incur because of a prepayment. Borrower further acknowledges that any lockout and the prepayment premium provisions of this Note are a material part of the consideration for the Loan, and that the terms of this Note are in other respects more favorable to Borrower as a result of the Borrower's voluntary agreement to the lockout and prepayment premium provisions.

11. Costs and Expenses. To the fullest extent allowed by applicable law, Borrower shall pay all expenses and costs, including Attorneys' Fees and Costs incurred by Lender as a result of any default under this Note or in connection with efforts to collect any amount due under this Note, or to enforce the provisions of any of the other Loan Documents, including those incurred in post-judgment collection efforts and in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding) or judicial or non-judicial foreclosure proceeding.

12. Forbearance. Any forbearance by Lender in exercising any right or remedy under this Note, the Security Instrument, or any other Loan Document or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of that or any other right or remedy. The acceptance by Lender of any payment after the due date of such payment, or in an amount which is less than the required payment, shall not be a waiver of Lender's right to require prompt payment when due of all other payments or to exercise any right or remedy with respect to any failure to make prompt payment. Enforcement by Lender of any security for Borrower's obligations under this Note shall not constitute an election by Lender of remedies so as to preclude the exercise of any other right or remedy available to Lender.

13. Waivers. Borrower and all endorsers and guarantors of this Note and all other third party obligors waive presentment, demand, notice of dishonor, protest, notice of acceleration, notice of intent to demand or accelerate payment or maturity, presentment for payment, notice of nonpayment, grace, and diligence in collecting the Indebtedness.

14. Loan Charges. Neither this Note nor any of the other Loan Documents shall be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate greater than the Maximum Interest Rate. If any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower in connection with the Loan is interpreted so that any interest or other charge provided for in any Loan Document, whether considered separately or together with other charges provided for in any other Loan Document, violates that law, and Borrower is entitled to the benefit of that law, that interest or charge is hereby reduced to the extent necessary to eliminate that violation. The amounts, if any, previously paid to Lender in excess of the permitted amounts shall be applied by Lender to reduce the unpaid principal balance of this Note. For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all Indebtedness that constitutes interest, as well as all other charges made in connection with the Indebtedness that constitute interest, shall be deemed to be allocated and spread ratably over the stated term of this Note. Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest so computed is uniform throughout the stated term of this Note.

15. Commercial Purpose. Borrower represents that Borrower is incurring the Indebtedness solely for the purpose of carrying on a business or commercial enterprise, and not for personal, family, household, or agricultural purposes.

16. Counting of Days. Except where otherwise specifically provided, any reference in this Note to a period of "days" means calendar days, not Business Days.

17. Governing Law. This Note shall be governed by the law of the Property Jurisdiction.

18. Captions. The captions of the Sections of this Note are for convenience only and shall be disregarded in construing this Note.

19. Notices; Written Modifications.

(a) All Notices, demands and other communications required or permitted to be given pursuant to this Note shall be given in accordance with Section 31 of the Security Instrument.

(b) Any modification or amendment to this Note shall be ineffective unless in writing signed by the party sought to be charged with such modification or amendment; provided, however, that in the event of a Transfer under the terms of the Security Instrument that requires Lender's consent, any or some or all of the Modifications to Multifamily Note set forth in Exhibit A to this Note may be modified or rendered void by Lender at Lender's option, by Notice to Borrower and the transferee, as a condition of Lender's consent.

20. Consent to Jurisdiction and Venue. Borrower agrees that any controversy arising under or in relation to this Note may be litigated in the Property Jurisdiction. The state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have jurisdiction over all controversies that shall arise under or in relation to this Note. Borrower irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise. However, nothing in this Note is intended to limit any right that Lender may have to bring any suit, action or proceeding relating to matters arising under this Note in any court of any other jurisdiction.

21. WAIVER OF TRIAL BY JURY. BORROWER AND LENDER EACH (A) AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS NOTE OR THE RELATIONSHIP BETWEEN THE PARTIES AS LENDER AND BORROWER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

22. State-Specific Provisions. N/A.

      ATTACHED EXHIBIT. The Exhibit noted below, if marked with an "X" in the space provided, is attached to this Note:

            -----
             X       Exhibit A     Modifications to Multifamily Note
            -----

      IN WITNESS WHEREOF, and in consideration of the Lender's agreement to lend Borrower the principal amount set forth above, Borrower has signed and delivered this Note under seal or has caused this Note to be signed and delivered under seal by its duly authorized representative.





                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                    HUNTERS GLEN AP XII LIMITED PARTNERSHIP, a South Carolina limited partnership

                                    By:   Hunters Glen Phase V GP, L.L.C., a
                                          South Carolina limited liability
                                          company, its general partner

                                          By:   Angeles Partners XII, a
                                                California limited
                                                partnership, its sole member

                                                By:   Angeles Realty
                                                      Corporation II, a
                                                      California corporation,
                                                      its managing general
                                                      partner


                                                      By:/s/Patti K. Fielding
                                                         Patti K. Fielding
                                                         Executive Vice
                                                         President and
                                                         Treasurer



                                   95-3903623
                                    Borrower's Social Security/Employer ID
                                     Number

                                                                   Exhibit 10.38

                                                      FHLMC Loan No. 968693172
                                              Hunters Glen V and VI Apartments

                                MULTIFAMILY NOTE
                           MULTISTATE - FIXED TO FLOAT
                             (REVISION DATE 10-01-2004)


US $14,000,000.00                        Effective Date:  As of December 1, 2005


      FOR VALUE RECEIVED, the undersigned (together with such party's or parties' successors and assigns, "Borrower"), jointly and severally (if more than one) promises to pay to the order of GMAC COMMERCIAL MORTGAGE BANK, a Utah industrial bank, the principal sum of Fourteen Million and 00/100 Dollars (US $14,000,000.00), with interest on the unpaid principal balance, as hereinafter provided.

1.    Defined Terms.

(a) As used in this Note:

            "Adjustable Interest Rate" means the variable annual interest rate calculated for each Interest Adjustment Period so as to equal the Index Rate for such Interest Adjustment Period (truncated at the fifth (5th) decimal place if necessary) plus the Margin.

            "Amortization Period" means a period of 360 full consecutive calendar months.

            "Base Recourse" means a portion of the Indebtedness equal to zero percent (0%) of the original principal balance of this Note.

            "Business Day" means any day other than a Saturday, a Sunday or any other day on which Lender is not open for business.

            "Default Rate" means (i) during the Fixed Rate Period, an annual interest rate equal to four (4) percentage points above the Fixed Interest Rate; and (ii) during the Extension Period, a variable annual interest rate equal to four (4) percentage points above the Adjustable Interest Rate in effect from time to time. However, at no time will the Default Rate exceed the Maximum Interest Rate.

            "Extended Maturity Date" means, if the Extension Period becomes effective pursuant to this Note, the earlier of (i) December 1, 2016, and (ii) the date on which the unpaid principal balance of this Note becomes due and payable by acceleration or otherwise pursuant to the Loan Documents or the exercise by Lender of any right or remedy thereunder.

            "Extension Period" means the twelve (12) consecutive calendar months period commencing on the Scheduled Initial Maturity Date.

            "Fixed Interest Rate" means the annual interest rate of five and sixty-three hundredths percent (5.63%).

            "Fixed Rate Period" means the period beginning on the date of this Note and continuing through November 30, 2015.

            "Index  Rate"  means,  for  any  Interest   Adjustment  Period,  the
            Reference Bill(R) Index Rate for such Interest Adjustment Period.

            "Initial Maturity Date" means the earlier of (i) December 1, 2015 (the "Scheduled Initial Maturity Date"), and (ii) the date on which the unpaid principal balance of this Note becomes due and payable by acceleration or otherwise pursuant to the Loan Documents or the exercise by Lender of any right or remedy thereunder.

            "Installment Due Date" means, for any monthly installment of interest only or principal and interest, the date on which such monthly installment is due and payable pursuant to Section 3 of this Note. The "First Installment Due Date" under this Note is January 1, 2006.

            "Interest Adjustment Period" means each successive one calendar month period during the Extension Period and until the entire Indebtedness is paid in full.

            "Lender" means the holder from time to time of this Note.

            "LIBOR Index" means the British Bankers Association's (BBA) one (1) month LIBOR Rate for United States Dollar deposits, as displayed on the LIBOR Index Page used to establish the LIBOR Index Rate.

            "LIBOR Index Rate" means, for any Interest Adjustment Period after the first Interest Adjustment Period, the BBA's LIBOR Rate for the LIBOR Index released by the BBA most recently preceding the first day of such Interest Adjustment Period, as such LIBOR Rate is displayed on the LIBOR Index Page. The LIBOR Index Rate for the first Interest Adjustment Period means the British Bankers Association's (BBA) LIBOR Rate for the LIBOR Index released by the BBA most recently preceding the first day of the month in which the first Interest Adjustment Period begins, as such LIBOR Rate is displayed on the LIBOR Index Page. "LIBOR Index Page" is the Bloomberg L.P., page "BBAM", or such other page for the LIBOR Index as may replace page BBAM on that service, or at the option of Lender
            (i) the applicable page for the LIBOR Index on another service which electronically transmits or displays BBA LIBOR Rates, or (ii) any publication of LIBOR rates available from the BBA. In the event the BBA ceases to set or publish a LIBOR rate/interest settlement rate for the LIBOR Index, Lender will designate an alternative index, and such alternative index shall constitute the LIBOR Index Rate.

            "Loan" means the loan evidenced by this Note.

            "Margin" means two and one-half (2.5) percentage points (250 basis points).

            "Maturity Date" means the Extended  Maturity Date unless pursuant to
            Section 3(f) of this Note the Extension Period does not or cannot become effective, in which case the Maturity Date means the Initial Maturity Date.

            "Maximum Interest Rate" means the rate of interest that results in the maximum amount of interest allowed by applicable law.

            "Prepayment Premium Period" means the period during which, if a prepayment of principal occurs, a prepayment premium will be payable by Borrower to Lender. The Prepayment Premium Period is the period from and including the date of this Note until but not including the first day of the Window Period. For this Note, the Prepayment Premium Period equals the Yield Maintenance Period.

            "Reference Bills(R)" means the unsecured general obligations of the Federal Home Loan Mortgage Corporation ("Freddie Mac") designated by Freddie Mac as "Reference Bills(R) Securities" and having original durations to maturity most comparable to the term of the Reference Bill Index, and issued by Freddie Mac at regularly scheduled auctions. In the event Freddie Mac shall at any time cease to designate any unsecured general obligations of Freddie Mac as "Reference Bills Securities", then at the option of Lender (i) Lender may select from time to time another unsecured general obligation of Freddie Mac having original durations to maturity most comparable to the term of the Reference Bill Index and issued by Freddie Mac at regularly scheduled auctions, and the term "Reference Bills" as used in this Note shall mean such other unsecured general obligations as selected by Lender; or (ii) for any one or more Interest Adjustment Periods, Lender may use the applicable LIBOR Index Rate as the Index Rate for such Interest Adjustment Period(s).

            "Reference  Bill  Index"  means  the  one-month   Reference   Bills.
            One-month reference bills have original durations to maturity of approximately 30 days.

            "Reference Bill Index Rate" means, for any Interest Adjustment Period after the first Interest Adjustment Period, the Money Market Yield for the Reference Bills as established by the Reference Bill auction conducted by Freddie Mac most recently preceding the first day of such Interest Adjustment Period, as displayed on the Reference Bill Index Page. The Reference Bill Index Rate for the first Interest Adjustment Period means the Money Market Yield for the Reference Bills as established by the Reference Bill auction conducted by Freddie Mac most recently preceding the first day of the month in which the first Interest Adjustment Period begins, as displayed on the Reference Bill Index Page. The "Reference Bill Index Page" is the Freddie Mac Debt Securities Web Page (accessed via the Freddie Mac internet site at www.freddiemac.com), or at the option of Lender, any publication of Reference Bills auction results available from Freddie Mac. However, if Freddie Mac has not conducted a Reference Bill auction within the 60-calendar day period prior to the first day of an Interest Adjustment Period, the Reference Bill Index Rate for such Interest Adjustment Period will be the LIBOR Index Rate for such Interest Adjustment Period.

            "Remaining Amortization Period" means, at any point in time, the number of consecutive calendar months equal to the number of months in the Amortization Period minus the number of scheduled monthly installments of principal and interest that have elapsed since the date of this Note.

            "Security Instrument" means the multifamily mortgage, deed to secure debt or deed of trust effective as of the effective date of this Note, from Borrower to or for the benefit of Lender and securing this Note.

            "Treasury Security" means the 9.25% U.S. Treasury Security due February 2016.

            "Window Period" means the Extension Period.

            "Yield Maintenance Period" means the period from and including the date of this Note until but not including the Scheduled Initial Maturity Date.

(b) Other capitalized terms used but not defined in this Note shall have the meanings given to such terms in the Security Instrument.

2. Address for Payment. All payments due under this Note shall be payable at GMAC Commercial Mortgage Corporation, 200 Witmer Road, Post Office Box 809, Horsham, Pennsylvania 19044,
                  Attention: Servicing - Account Manager, or such other place as may be designated by Notice to Borrower from or on behalf of Lender.

3.                Payments.

(a) During the Fixed Rate Period, interest will accrue on the outstanding principal balance of this Note at the Fixed Interest Rate, subject to the provisions of Section 8 of this Note. During the Extension Period, interest will accrue on the outstanding principal balance of this Note at the Adjustable Interest Rate, subject to the provisions of Section 8 of this Note.

(b) Interest under this Note shall be computed, payable and allocated on the basis of an actual/360 interest calculation schedule (interest is payable for the actual number of days in each month, and each month's interest is calculated by multiplying the unpaid principal amount of this Note as of the first day of the month for which interest is being calculated by the Fixed Interest Rate (during the Fixed Rate Period) or the applicable Adjustable Interest Rate (during the Extension Period), dividing the product by 360, and multiplying the quotient by the number of days in the month for which interest is being calculated). For convenience in determining the amount of a monthly installment of principal and interest under this Note, Lender will use a 30/360 interest calculation payment schedule (each year is treated as consisting of twelve 30-day months). However, as provided above, the portion of the monthly installment actually payable as and allocated to interest will be based upon an actual/360 interest calculation schedule, and the amount of each installment attributable to principal and the amount attributable to interest will vary based upon the number of days in the month for which such installment is paid. Each monthly payment of principal and interest will first be applied to pay in full interest due, and the balance of the monthly payment paid by Borrower will be credited to principal.

(c) Unless disbursement of principal is made by Lender to Borrower on the first day of a calendar month, interest for the period beginning on the date of disbursement and ending on and including the last day of such calendar month shall be payable by Borrower simultaneously with the execution of this Note. If disbursement of principal is made by Lender to Borrower on the first day of a calendar month, then no payment will be due from Borrower at the time of the execution of this Note. The Installment Due Date for the first monthly installment payment under Section 3(d) of interest only or principal and interest, as applicable, will be the First Installment Due Date set forth in Section 1(a) of this Note. Except as provided in this
                  Section 3(c) and in Section 10, accrued interest will be payable in arrears.

(d) Beginning on the First Installment Due Date, and continuing until and including the monthly installment due on the Initial Maturity Date, principal and accrued interest shall be payable by Borrower in consecutive monthly installments due and payable on the first day of each calendar month. The amount of the monthly installment of principal and interest payable pursuant to this Section 3(d) on an Installment Due Date shall be Eight Thousand Six Hundred Thirty Six and 10/100 Dollars ($80,636.10).

(e) Except as otherwise provided in this Section 3(e), all remaining Indebtedness, including all principal and interest, shall be due and payable by Borrower on the Initial Maturity Date. However, so long as (i) the Initial Maturity Date has not occurred prior to the Scheduled Initial Maturity Date, and
                  (ii) no Event of Default or event or circumstance which, with the giving of notice or passage of time or both, could constitute an Event of Default exists on the Scheduled Initial Maturity Date, then the Extension Period automatically will become effective and the date for full payment of the Indebtedness automatically shall be extended until the Extended Maturity Date. If the Extension Period becomes effective, monthly installments of principal and interest or interest only will be payable during the Extension Period as provided in Section 3(f). Anything in Section 21 of the Security Instrument to the contrary notwithstanding, during the Extension Period, Borrower will not request that Lender consent to, and Lender will not consent to, a Transfer that, absent such consent, would constitute an Event of Default.

(f)               If  the  Extension  Period  becomes  effective,  beginning  on
                  December  1, 2015,  and  continuing  until and  including  the monthly installment due on the Extended Maturity Date, principal and accrued interest shall be payable by Borrower in consecutive monthly installments due and payable on the first day of each calendar month. The amount of the monthly installment of principal and interest payable pursuant to this
                  Section 3(f) on an Installment Due Date shall be calculated so as to equal the monthly payment amount which would be payable on the Installment Due Date as if the unpaid principal balance of this Note as of the first day of the Interest Adjustment Period immediately preceding the Installment Due Date was to be fully amortized, together with interest thereon at the Adjustable Interest Rate in effect for such Interest Adjustment Period, in equal consecutive monthly payments paid on the first day of each calendar month over the Remaining Amortization Period.

(g) During the Extension Period, Lender shall provide Borrower with Notice, given in the manner specified in the Security Instrument, of the amount of each monthly installment due under this Note. However, if Lender has not provided Borrower with prior notice of the monthly payment due on any
                  Installment   Due  Date,  then  Borrower  shall  pay  on  that
                  Installment Due Date an amount equal to the monthly installment payment for which Borrower last received notice. If Lender at any time determines that Borrower has paid one or more monthly installments in an incorrect amount because of the operation of the preceding sentence, or because Lender has miscalculated the Adjustable Interest Rate or has otherwise miscalculated the amount of any monthly installment, then Lender shall give notice to Borrower of such determination. If such determination discloses that Borrower has paid less than the full amount due for the period for which the determination was made, Borrower, within 30 calendar days after receipt of the notice from Lender, shall pay to Lender the full amount of the deficiency. If such determination discloses that Borrower has paid more than the full amount due for the period for which the determination was made, then the amount of the overpayment shall be credited to the next installment(s) of interest only or principal and interest, as applicable, due under this Note (or, if an Event of Default has occurred and is continuing, such overpayment shall be credited against any amount owing by Borrower to Lender).

(h) All payments under this Note shall be made in immediately available U.S. funds.

(i) Any regularly scheduled monthly installment of interest only or principal and interest payable pursuant to this Section 3 that is received by Lender before the date it is due shall be deemed to have been received on the due date for the purpose of calculating interest due.

(j) Any accrued interest remaining past due for 30 days or more, at Lender's discretion, may be added to and become part of the unpaid principal balance of this Note and any reference to "accrued interest" shall refer to accrued interest which has not become part of the unpaid principal balance. Any amount added to principal pursuant to the Loan Documents shall bear interest at the applicable rate or rates specified in this Note and shall be payable with such interest upon demand by Lender and absent such demand, as provided in this Note for the payment of principal and interest.

(k) In accordance with Section 14, interest charged under this Note cannot exceed the Maximum Interest Rate. If the
                  Adjustable Interest Rate at any time exceeds the Maximum Interest Rate, resulting in the charging of interest hereunder to be limited to the Maximum Interest Rate, then any subsequent reduction in the Adjustable Interest Rate shall not reduce the rate at which interest under this Note accrues below the Maximum Interest Rate until the total amount of interest accrued hereunder equals the amount of interest which would have accrued had the Adjustable Interest Rate at all times been in effect.

4. Application of Payments. If at any time Lender receives, from Borrower or otherwise, any amount applicable to the Indebtedness which is less than all amounts due and payable at such time, Lender may apply the amount received to amounts then due and payable in any manner and in any order determined by Lender, in Lender's discretion. Borrower agrees that neither Lender's acceptance of a payment from Borrower in an amount that is less than all amounts then due and payable nor Lender's application of such payment shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction.

5. Security. The Indebtedness is secured by, among other things, the Security Instrument, and reference is made to the Security Instrument for other rights of Lender as to collateral for the Indebtedness.

6. Acceleration. If an Event of Default has occurred and is continuing, the entire unpaid principal balance, any accrued interest, any prepayment premium payable under Section 10, and all other amounts payable under this Note and any other Loan Document, shall at once become due and payable, at the option of Lender, without any prior notice to Borrower (except if notice is required by applicable law, then after such notice). Lender may exercise this option to accelerate regardless of any prior forbearance. For purposes of exercising such option, Lender shall calculate the prepayment premium as if prepayment occurred on the date of acceleration. If prepayment occurs thereafter, lender shall recalculate the prepayment premium as of the actual prepayment date.

7.                Late Charge.

(a) If any monthly installment of interest or principal and interest or other amount payable under this Note or under the Security Instrument or any other Loan Document is not received in full by Lender (i) during the Fixed Rate Period, within ten
                  (10) days after the  installment  or other  amount is due,  or
                  (ii) during the Extension Period, within five (5) days after the installment or other amount is due, counting from and including the date such installment or other amount is due (unless applicable law requires a longer period of time before a late charge may be imposed, in which event such longer period shall be substituted), Borrower shall pay to Lender, immediately and without demand by Lender, a late charge equal to five percent (5%) of such installment or other amount due (unless applicable law requires a lesser amount be charged, in which event such lesser amount shall be substituted).

(b) Borrower acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Loan and that it is extremely difficult and impractical to determine those additional expenses. Borrower agrees that the late charge payable pursuant to this Section represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional expenses Lender will incur by reason of such late payment. The late charge is payable in addition to, and not in lieu of, any interest payable at the Default Rate pursuant to
                  Section 8.

8.                Default Rate.

(a) So long as (i) any monthly installment under this Note remains past due for thirty (30) days or more or (ii) any other Event of Default has occurred and is continuing, then notwithstanding anything in Section 3 of this Note to the contrary, interest under this Note shall accrue on the unpaid principal balance from the Installment Due Date of the first such unpaid monthly installment or the occurrence of such other Event of Default, as applicable, at the Default Rate.

(b) From and after the Maturity Date, the unpaid principal balance shall continue to bear interest at the Default Rate until and including the date on which the entire principal balance is paid in full.

(c) Borrower acknowledges that (i) its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Loan, (ii) during the time that any monthly installment under this Note is delinquent for thirty (30) days or more, Lender will incur additional costs and expenses arising from its loss of the use of the money due and from the adverse impact on Lender's ability to meet its other obligations and to take advantage of other investment opportunities; and (iii) it is extremely difficult and impractical to determine those additional costs and expenses. Borrower also acknowledges that, during the time that any monthly installment under this Note is delinquent for thirty
                  (30) days or more or any other Event of Default has occurred and is continuing, Lender's risk of nonpayment of this Note will be materially increased and Lender is entitled to be compensated for such increased risk. Borrower agrees that the increase in the rate of interest payable under this Note to the Default Rate represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional costs and expenses Lender will incur by reason of the Borrower's delinquent payment and the additional compensation Lender is entitled to receive for the increased risks of nonpayment associated with a delinquent loan.

9.                Limits on Personal Liability.

(a) Except as otherwise provided in this Section 9, Borrower shall have no personal liability under this Note, the Security Instrument or any other Loan Document for the repayment of the Indebtedness or for the performance of any other obligations of Borrower under the Loan Documents and Lender's only recourse for the satisfaction of the Indebtedness and the performance of such obligations shall be Lender's exercise of its rights and remedies with respect to the Mortgaged Property and to any other collateral held by Lender as security for the Indebtedness. This limitation on Borrower's liability shall not limit or impair Lender's enforcement of its rights against any guarantor of the Indebtedness or any guarantor of any other obligations of Borrower.

(b) Borrower shall be personally liable to Lender for the amount of the Base Recourse, plus any other amounts for which Borrower has personal liability under this Section 9.

(c) In addition to the Base Recourse, Borrower shall be personally liable to Lender for the repayment of a further portion of the Indebtedness equal to any loss or damage suffered by Lender as a result of the occurrence of any of the following events:

(i)   Borrower  fails to pay to Lender upon  demand  after an Event of Default all Rents to which Lender is entitled under Section 3(a) of the Security Instrument and the amount of all security deposits collected by Borrower from tenants then in residence. However, Borrower will not be personally liable for any failure described in this subsection (i) if Borrower is unable to pay to Lender all Rents and security deposits as required by the Security Instrument because of a valid order issued in a bankruptcy, receivership, or similar judicial proceeding.

(ii) Borrower fails to apply all insurance proceeds and condemnation proceeds as required by the Security Instrument. However, Borrower will not be personally liable for any failure described in this subsection (ii) if Borrower is unable to apply insurance or condemnation proceeds as required by the Security Instrument because of a valid order issued in a bankruptcy, receivership, or similar judicial proceeding.

(iii) Borrower fails to comply with Section 14(g) or (h) of the Security Instrument relating to the delivery of books and records, statements, schedules and reports.

(iv) Borrower fails to pay when due in accordance with the terms of the Security Instrument the amount of any item below marked "Deferred"; provided however, that if no item is marked "Deferred", this Section 9(c)(iv) shall be of no force or effect.

                  [Deferred]  Hazard  Insurance   premiums  or  other  insurance
                  premiums,
                  [Deferred]  Taxes,
                  [Deferred]  water and sewer  charges (that could become a lien on the Mortgaged Property),
                  [           N/A ] ground rents,
                  [Deferred]  assessments  or other charges (that could become a lien on the Mortgaged Property)

(d) In addition to the Base Recourse, Borrower shall be personally liable to Lender for:

(i) the performance of all of Borrower's obligations under Section 18 of the Security Instrument (relating to environmental matters);

(ii)              the costs of any audit  under  Section  14(g) of the  Security
                  Instrument; and

(iii) any costs and expenses incurred by Lender in connection with the collection of any amount for which Borrower is personally liable under this Section 9, including Attorneys' Fees and Costs and the costs of conducting any independent audit of Borrower's books and records to determine the amount for which Borrower has personal liability.

(e) All payments made by Borrower with respect to the Indebtedness and all amounts received by Lender from the enforcement of its rights under the Security Instrument and the other Loan Documents shall be applied first to the portion of the Indebtedness for which Borrower has no personal liability.

(f) Notwithstanding the Base Recourse, Borrower shall become personally liable to Lender for the repayment of all of the Indebtedness upon the occurrence of any of the following Events of Default:

(i)               Borrower's  ownership  of any  property  or  operation  of any
                  business   not   permitted  by  Section  33  of  the  Security
                  Instrument;

(ii) a Transfer (including, but not limited to, a lien or encumbrance) that is an Event of Default under Section 21 of the Security Instrument, other than a Transfer consisting solely of the involuntary removal or involuntary withdrawal of a general partner in a limited partnership or a manager in a limited liability company; or

(iii) fraud or written material misrepresentation by Borrower or any officer, director, partner, member or employee of Borrower in connection with the application for or creation of the Indebtedness or any request for any action or consent by Lender.

(g)               To the extent that Borrower has personal  liability under this
                  Section 9, Lender may exercise its rights against Borrower personally without regard to whether Lender has exercised any rights against the Mortgaged Property or any other security, or pursued any rights against any guarantor, or pursued any other rights available to Lender under this Note, the Security Instrument, any other Loan Document or applicable law. To the fullest extent permitted by applicable law, in any action to enforce Borrower's personal liability under this Section 9, Borrower waives any right to set off the value of the Mortgaged Property against such personal liability.

10.               Voluntary and Involuntary Prepayments.

(a) Any receipt by Lender of principal due under this Note prior to the Maturity Date, other than principal required to be paid in monthly installments pursuant to Section 3, constitutes a prepayment of principal under this Note. Without limiting the foregoing, any application by Lender, prior to the Maturity Date, of any proceeds of collateral or other security to the repayment of any portion of the unpaid principal balance of this Note constitutes a prepayment under this Note.

(b) Borrower may voluntarily prepay all of the unpaid principal balance of this Note on a Business Day designated as the date for such prepayment in a Notice from Borrower to Lender given at least 30 days prior to the date of such prepayment. Unless otherwise expressly provided in the Loan Documents, Borrower may not voluntarily prepay less than all of the unpaid principal balance of this Note.

(c) Borrower acknowledges that Lender has agreed that principal may be prepaid other than on the last calendar day of a month only because, for the purposes of the accrual of interest, any prepayment received by Lender on any day other than the last calendar day of the month shall be deemed to have been received on the last calendar day of the month in which the prepayment occurs.

(d) In order to voluntarily prepay all or any part of the principal of this Note, Borrower must also pay to Lender, together with the amount of principal being prepaid, (i) all accrued and unpaid interest due under this Note, plus (ii) all other sums due to Lender at the time of such prepayment, plus
                  (iii) any prepayment premium calculated pursuant to Section 10(e).

(e) Except as provided in Section 10(f), a prepayment premium shall be due and payable by Borrower in connection with any prepayment of principal under this Note during the Prepayment Premium Period. The prepayment premium shall be whichever is the greater of subsections (A) and (B) below:

(A)               1.0% of the amount of principal being prepaid; or

(B)               the product obtained by multiplying:

(1)               the amount of principal being prepaid or accelerated,

                              by

(2) the excess (if any) of the Monthly Note Rate over the Assumed Reinvestment Rate,

                              by

(3) the Present Value Factor.

                  For purposes of subsection (B), the following definitions shall apply:

                        Monthly  Note  Rate:  one-twelfth  (1/12) of the Fixed
                  Interest Rate, expressed as a decimal calculated to five digits.

                        Prepayment   Date:   in  the   case  of  a   voluntary
                  prepayment, the date on which the prepayment is made; in the case of the application by Lender of collateral or security to a portion of the principal balance, the date of such application.

                        Assumed  Reinvestment  Rate:  one-twelfth  (1/12) of the
                  yield rate, as of the date 5 Business Days before the Prepayment Date, on the Treasury Security, as reported in The Wall Street Journal, expressed as a decimal calculated to five digits. In the event that no yield is published on the applicable date for the Treasury Security, Lender, in its discretion, shall select the non-callable Treasury Security maturing in the same year as the Treasury Security with the lowest yield published in The Wall Street Journal as of the applicable date. If the publication of such yield rates in The Wall Street Journal is discontinued for any reason, Lender shall select a security with a comparable rate and term to the Treasury Security. The selection of an alternate security pursuant to this Section shall be made in Lender's discretion.

                        Present  Value  Factor:  the factor  that  discounts  to
                  present value the costs resulting to Lender from the difference in interest rates during the months remaining in the Yield Maintenance Period, using the Assumed Reinvestment Rate as the discount rate, with monthly compounding, expressed numerically as follows:

                                     {1 - (1/1+ARR)n}/ARR

                        n = number of months or partial  months  remaining  in
                  Yield Maintenance Period

                         ARR = Assumed Reinvestment Rate

(f) Notwithstanding any other provision of this Section 10, no prepayment premium shall be payable with respect to (i) any prepayment made during the Window Period, or (ii) any prepayment occurring as a result of the application of any insurance proceeds or condemnation award under the Security Instrument.

(g) Unless Lender agrees otherwise in writing, a permitted or required prepayment of less than the unpaid principal balance of this Note shall not extend or postpone the due date of any subsequent monthly installments or change the amount of such installments.

(h) Borrower recognizes that any prepayment of any of the unpaid principal balance of this Note, whether voluntary or involuntary or resulting from an Event of Default by Borrower, will result in Lender's incurring loss, including reinvestment loss, additional expense and frustration or impairment of Lender's ability to meet its commitments to third parties. Borrower agrees to pay to Lender upon demand damages for the detriment caused by any prepayment, and agrees that it is extremely difficult and impractical to ascertain the extent of such damages. Borrower therefore acknowledges and agrees that the formula for calculating prepayment premiums set forth in this Note represents a reasonable estimate of the damages Lender will incur because of a prepayment. Borrower further acknowledges that any lockout and the prepayment premium provisions of this Note are a material part of the consideration for the Loan, and that the terms of this Note are in other respects more favorable to Borrower as a result of the Borrower's voluntary agreement to the lockout and prepayment premium provisions.

11. Costs and Expenses. To the fullest extent allowed by applicable law, Borrower shall pay all expenses and costs, including Attorneys' Fees and Costs incurred by Lender as a result of any default under this Note or in connection with efforts to collect any amount due under this Note, or to enforce the provisions of any of the other Loan Documents, including those incurred in post-judgment collection efforts and in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding) or judicial or non-judicial foreclosure proceeding.

12. Forbearance. Any forbearance by Lender in exercising any right or remedy under this Note, the Security Instrument, or any other Loan Document or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of that or any other right or remedy. The acceptance by Lender of any payment after the due date of such payment, or in an amount which is less than the required payment, shall not be a waiver of Lender's right to require prompt payment when due of all other payments or to exercise any right or remedy with respect to any failure to make prompt payment. Enforcement by Lender of any security for Borrower's obligations under this Note shall not constitute an election by Lender of remedies so as to preclude the exercise of any other right or remedy available to Lender.

13. Waivers. Borrower and all endorsers and guarantors of this Note and all other third party obligors waive presentment, demand, notice of dishonor, protest, notice of acceleration, notice of intent to demand or accelerate payment or maturity, presentment for payment, notice of nonpayment, grace, and diligence in collecting the Indebtedness.

14. Loan Charges. Neither this Note nor any of the other Loan Documents shall be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate greater than the Maximum Interest Rate. If any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower in connection with the Loan is interpreted so that any interest or other charge provided for in any Loan Document, whether considered separately or together with other charges provided for in any other Loan Document, violates that law, and Borrower is entitled to the benefit of that law, that interest or charge is hereby reduced to the extent necessary to eliminate that violation. The amounts, if any, previously paid to Lender in excess of the permitted amounts shall be applied by Lender to reduce the unpaid principal balance of this Note. For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all Indebtedness that constitutes interest, as well as all other charges made in connection with the Indebtedness that constitute interest, shall be deemed to be allocated and spread ratably over the stated term of this Note. Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest so computed is uniform throughout the stated term of this Note.

15. Commercial Purpose. Borrower represents that Borrower is incurring the Indebtedness solely for the purpose of carrying on a business or commercial enterprise, and not for personal, family, household, or agricultural purposes.

16. Counting of Days. Except where otherwise specifically provided, any reference in this Note to a period of "days" means calendar days, not Business Days.

17. Governing Law. This Note shall be governed by the law of the Property Jurisdiction.

18. Captions. The captions of the Sections of this Note are for convenience only and shall be disregarded in construing this Note.

19. Notices; Written Modifications.

(a) All Notices, demands and other communications required or permitted to be given pursuant to this Note shall be given in accordance with Section 31 of the Security Instrument.

(b) Any modification or amendment to this Note shall be ineffective unless in writing signed by the party sought to be charged with such modification or amendment; provided, however, that in the event of a Transfer under the terms of the Security Instrument that requires Lender's consent, any or some or all of the Modifications to Multifamily Note set forth in Exhibit A to this Note may be modified or rendered void by Lender at Lender's option, by Notice to Borrower and the transferee, as a condition of Lender's consent.

20. Consent to Jurisdiction and Venue. Borrower agrees that any controversy arising under or in relation to this Note may be litigated in the Property Jurisdiction. The state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have jurisdiction over all controversies that shall arise under or in relation to this Note. Borrower irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise. However, nothing in this Note is intended to limit any right that Lender may have to bring any suit, action or proceeding relating to matters arising under this Note in any court of any other jurisdiction.

21. WAIVER OF TRIAL BY JURY. BORROWER AND LENDER EACH (A) AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS NOTE OR THE RELATIONSHIP BETWEEN THE PARTIES AS LENDER AND BORROWER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

22. State-Specific Provisions. N/A.

      ATTACHED EXHIBIT. The Exhibit noted below, if marked with an "X" in the space provided, is attached to this Note:

            -----
             X       Exhibit A     Modifications to Multifamily Note
            -----

      IN WITNESS WHEREOF, and in consideration of the Lender's agreement to lend Borrower the principal amount set forth above, Borrower has signed and delivered this Note under seal or has caused this Note to be signed and delivered under seal by its duly authorized representative.





                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                    HUNTERS GLEN AP XII LIMITED PARTNERSHIP, a South Carolina limited partnership

                                    By:   Hunters Glen Phase V GP, L.L.C., a
                                          South Carolina limited liability
                                          company, its general partner

                                          By:   Angeles Partners XII, a
                                                California limited
                                                partnership, its sole member

                                                By:   Angeles Realty
                                                      Corporation II, a
                                                      California corporation,
                                                      its managing general
                                                      partner


                                                      By:/s/Patti K. Fielding
                                                         Patti K. Fielding
                                                         Executive Vice
                                                         President and
                                                         Treasurer

                                   95-3903623
                                    Borrower's Social Security/Employer ID
                                     Number

                                                                   Exhibit 10.39

                                                  Old FHLMC Loan No. 002773996
                                                  New FHLMC Loan No. 968693156
                                              Hunters Glen V and VI Apartments

                      AMENDED AND RESTATED MULTIFAMILY NOTE
                              (Recast Transaction)

      THIS AMENDED AND RESTATED MULTIFAMILY NOTE ("Amended and Restated Note") is made effective as of the 1st day of December, 2005, by HUNTERS GLEN AP XII LIMITED PARTNERSHIP, a South Carolina limited partnership ("Borrower"); and the FEDERAL HOME LOAN MORTGAGE CORPORATION ("Lender")

                                    RECITALS

A. Borrower is the maker of a Multifamily Note (the "Note"), dated as of December 20, 2001, in the original principal amount of Twenty-Nine Million Two Hundred Fifty Thousand and 00/100 Dollars ($29,250,000.00), evidencing a loan (the "Loan") to Borrower in such amount from GMAC Commercial Mortgage Corporation, a California corporation (the "Original Lender").

B. The Note is secured by that certain Multifamily Mortgage, Assignment of Rents, and Security Agreement dated as of December 20, 2001, from Borrower, as mortgagor, to Original Lender, as mortgagee, recorded in the land records of Middlesex County, New Jersey (the "Land Records") in Mortgage Book 7084, Page 778 (the "Instrument"). The Instrument encumbers, among other things, Borrower's interest in the land described in Exhibit A to the Instrument and to this Amended and Restated Instrument.

C. Pursuant to a Limited Guaranty dated as of December 20, 2001, AIMCO Properties, L.P., a Delaware limited partnership, guaranteed some or all of Borrower's obligations under the terms of the Note and the Instrument.

D. Original Lender (i) endorsed the Note to Lender and (ii) assigned the Instrument to Lender by Assignment of Security Instrument dated as of December 20, 2001 and recorded in the Land Records in Mortgage Book 7084, Page 836.

E. Borrower has confirmed to Lender that Borrower has no defenses or offsets of any kind against any of the indebtedness due under the Note.

F. Borrower and Lender have now agreed to amend and restate the Note so as to, among other things, (i) reflect a current unpaid balance of Twenty-Six Million Two Hundred Sixty-Seven Thousand Four Hundred Eighty-Nine and 00/100 Dollars ($26,267,489.00), (ii) amend the terms of payment, and (iii) change the Maturity Date of the Note from February 1, 2022 to an Initial Maturity Date of December 1, 2015.

      NOW, THEREFORE, in consideration of these premises, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree that the Note is amended and restated in its entirety in the form attached hereto and made a part hereof.

                                                     FHLMC Loan No. 968693156
                                              Hunters Glen V and VI Apartments

                                MULTIFAMILY NOTE
                           MULTISTATE - FIXED TO FLOAT
                           (REVISION DATE 10-01-2004)


US $26,267,489.00                        Effective Date:  As of December 1, 2005


      FOR VALUE RECEIVED, the undersigned (together with such party's or parties' successors and assigns, "Borrower"), jointly and severally (if more than one) promises to pay to the order of FEDERAL HOME LOAN MORTGAGE CORPORATION, the principal sum of Twenty-Six Million Two Hundred Sixty-Seven Thousand Four Hundred Eighty-Nine and 00/100 Dollars (US $26,267,489.00), with interest on the unpaid principal balance, as hereinafter provided.

1.    Defined Terms.

(a) As used in this Note:

            "Adjustable Interest Rate" means the variable annual interest rate calculated for each Interest Adjustment Period so as to equal the Index Rate for such Interest Adjustment Period (truncated at the fifth (5th) decimal place if necessary) plus the Margin.

            "Amortization Period" means a period of 360 full consecutive calendar months.

            "Base Recourse" means a portion of the Indebtedness equal to zero percent (0%) of the original principal balance of this Note.

            "Business Day" means any day other than a Saturday, a Sunday or any other day on which Lender is not open for business.

            "Default Rate" means (i) during the Fixed Rate Period, an annual interest rate equal to four (4) percentage points above the Fixed Interest Rate; and (ii) during the Extension Period, a variable annual interest rate equal to four (4) percentage points above the Adjustable Interest Rate in effect from time to time. However, at no time will the Default Rate exceed the Maximum Interest Rate.

            "Extended Maturity Date" means, if the Extension Period becomes effective pursuant to this Note, the earlier of (i) December 1, 2016, and (ii) the date on which the unpaid principal balance of this Note becomes due and payable by acceleration or otherwise pursuant to the Loan Documents or the exercise by Lender of any right or remedy thereunder.

            "Extension Period" means the twelve (12) consecutive calendar months period commencing on the Scheduled Initial Maturity Date.

            "Fixed Interest Rate" means the annual interest rate of seven and three hundred ninety-three thousandths percent (7.393%).

            "Fixed Rate Period" means the period beginning on the date of this Note and continuing through November 30, 2015.

            "Index  Rate"  means,  for  any  Interest   Adjustment  Period,  the
            Reference Bill(R) Index Rate for such Interest Adjustment Period.

            "Initial Maturity Date" means the earlier of (i) December 1, 2015 (the "Scheduled Initial Maturity Date"), and (ii) the date on which the unpaid principal balance of this Note becomes due and payable by acceleration or otherwise pursuant to the Loan Documents or the exercise by Lender of any right or remedy thereunder.

            "Installment Due Date" means, for any monthly installment of interest only or principal and interest, the date on which such monthly installment is due and payable pursuant to Section 3 of this Note. The "First Installment Due Date" under this Note is January 1, 2006.

            "Interest Adjustment Period" means each successive one calendar month period during the Extension Period and until the entire Indebtedness is paid in full.

            "Lender" means the holder from time to time of this Note.

            "LIBOR Index" means the British Bankers Association's (BBA) one (1) month LIBOR Rate for United States Dollar deposits, as displayed on the LIBOR Index Page used to establish the LIBOR Index Rate.

            "LIBOR Index Rate" means, for any Interest Adjustment Period after the first Interest Adjustment Period, the BBA's LIBOR Rate for the LIBOR Index released by the BBA most recently preceding the first day of such Interest Adjustment Period, as such LIBOR Rate is displayed on the LIBOR Index Page. The LIBOR Index Rate for the first Interest Adjustment Period means the British Bankers Association's (BBA) LIBOR Rate for the LIBOR Index released by the BBA most recently preceding the first day of the month in which the first Interest Adjustment Period begins, as such LIBOR Rate is displayed on the LIBOR Index Page. "LIBOR Index Page" is the Bloomberg L.P., page "BBAM", or such other page for the LIBOR Index as may replace page BBAM on that service, or at the option of Lender
            (i) the applicable page for the LIBOR Index on another service which electronically transmits or displays BBA LIBOR Rates, or (ii) any publication of LIBOR rates available from the BBA. In the event the BBA ceases to set or publish a LIBOR rate/interest settlement rate for the LIBOR Index, Lender will designate an alternative index, and such alternative index shall constitute the LIBOR Index Rate.

            "Loan" means the loan evidenced by this Note.

            "Margin" means two and one-half (2.5) percentage points (250 basis points).

            "Maturity Date" means the Extended  Maturity Date unless pursuant to
            Section 3(f) of this Note the Extension Period does not or cannot become effective, in which case the Maturity Date means the Initial Maturity Date.

            "Maximum Interest Rate" means the rate of interest that results in the maximum amount of interest allowed by applicable law.

            "Prepayment Premium Period" means the period during which, if a prepayment of principal occurs, a prepayment premium will be payable by Borrower to Lender. The Prepayment Premium Period is the period from and including the date of this Note until but not including the first day of the Window Period. For this Note, the Prepayment Premium Period equals the Yield Maintenance Period.

            "Reference Bills(R)" means the unsecured general obligations of the Federal Home Loan Mortgage Corporation ("Freddie Mac") designated by Freddie Mac as "Reference Bills(R) Securities" and having original durations to maturity most comparable to the term of the Reference Bill Index, and issued by Freddie Mac at regularly scheduled auctions. In the event Freddie Mac shall at any time cease to designate any unsecured general obligations of Freddie Mac as "Reference Bills Securities", then at the option of Lender (i) Lender may select from time to time another unsecured general obligation of Freddie Mac having original durations to maturity most comparable to the term of the Reference Bill Index and issued by Freddie Mac at regularly scheduled auctions, and the term "Reference Bills" as used in this Note shall mean such other unsecured general obligations as selected by Lender; or (ii) for any one or more Interest Adjustment Periods, Lender may use the applicable LIBOR Index Rate as the Index Rate for such Interest Adjustment Period(s).

            "Reference  Bill  Index"  means  the  one-month   Reference   Bills.
            One-month reference bills have original durations to maturity of approximately 30 days.

            "Reference Bill Index Rate" means, for any Interest Adjustment Period after the first Interest Adjustment Period, the Money Market Yield for the Reference Bills as established by the Reference Bill auction conducted by Freddie Mac most recently preceding the first day of such Interest Adjustment Period, as displayed on the Reference Bill Index Page. The Reference Bill Index Rate for the first Interest Adjustment Period means the Money Market Yield for the Reference Bills as established by the Reference Bill auction conducted by Freddie Mac most recently preceding the first day of the month in which the first Interest Adjustment Period begins, as displayed on the Reference Bill Index Page. The "Reference Bill Index Page" is the Freddie Mac Debt Securities Web Page (accessed via the Freddie Mac internet site at www.freddiemac.com), or at the option of Lender, any publication of Reference Bills auction results available from Freddie Mac. However, if Freddie Mac has not conducted a Reference Bill auction within the 60-calendar day period prior to the first day of an Interest Adjustment Period, the Reference Bill Index Rate for such Interest Adjustment Period will be the LIBOR Index Rate for such Interest Adjustment Period.

            "Remaining Amortization Period" means, at any point in time, the number of consecutive calendar months equal to the number of months in the Amortization Period minus the number of scheduled monthly installments of principal and interest that have elapsed since the date of this Note.

            "Security Instrument" means the multifamily mortgage, deed to secure debt or deed of trust effective as of the effective date of this Note, from Borrower to or for the benefit of Lender and securing this Note.

            "Treasury Security" means the 9.25% U.S. Treasury Security due February 2016.

            "Window Period" means the Extension Period.

            "Yield Maintenance Period" means the period from and including the date of this Note until but not including the Scheduled Initial Maturity Date.

(b) Other capitalized terms used but not defined in this Note shall have the meanings given to such terms in the Security Instrument.

2. Address for Payment. All payments due under this Note shall be payable at GMAC Commercial Mortgage Corporation, 200 Witmer Road, Post Office Box 809, Horsham, Pennsylvania 19044,
                  Attention: Servicing - Account Manager, or such other place as may be designated by Notice to Borrower from or on behalf of Lender.

3.                Payments.

(a) During the Fixed Rate Period, interest will accrue on the outstanding principal balance of this Note at the Fixed Interest Rate, subject to the provisions of Section 8 of this Note. During the Extension Period, interest will accrue on the outstanding principal balance of this Note at the Adjustable Interest Rate, subject to the provisions of Section 8 of this Note.

(b) Interest under this Note shall be computed, payable and allocated on the basis of an actual/360 interest calculation schedule (interest is payable for the actual number of days in each month, and each month's interest is calculated by multiplying the unpaid principal amount of this Note as of the first day of the month for which interest is being calculated by the Fixed Interest Rate (during the Fixed Rate Period) or the applicable Adjustable Interest Rate (during the Extension Period), dividing the product by 360, and multiplying the quotient by the number of days in the month for which interest is being calculated). For convenience in determining the amount of a monthly installment of principal and interest under this Note, Lender will use a 30/360 interest calculation payment schedule (each year is treated as consisting of twelve 30-day months). However, as provided above, the portion of the monthly installment actually payable as and allocated to interest will be based upon an actual/360 interest calculation schedule, and the amount of each installment attributable to principal and the amount attributable to interest will vary based upon the number of days in the month for which such installment is paid. Each monthly payment of principal and interest will first be applied to pay in full interest due, and the balance of the monthly payment paid by Borrower will be credited to principal.

(c) Unless disbursement of principal is made by Lender to Borrower on the first day of a calendar month, interest for the period beginning on the date of disbursement and ending on and including the last day of such calendar month shall be payable by Borrower simultaneously with the execution of this Note. If disbursement of principal is made by Lender to Borrower on the first day of a calendar month, then no payment will be due from Borrower at the time of the execution of this Note. The Installment Due Date for the first monthly installment payment under Section 3(d) of interest only or principal and interest, as applicable, will be the First Installment Due Date set forth in Section 1(a) of this Note. Except as provided in this
                  Section 3(c) and in Section 10, accrued interest will be payable in arrears.

(d) Beginning on the First Installment Due Date, and continuing until and including the monthly installment due on the Initial Maturity Date, principal and accrued interest shall be payable by Borrower in consecutive monthly installments due and payable on the first day of each calendar month. The amount of the monthly installment of principal and interest payable pursuant to this Section 3(d) on an Installment Due Date shall be One Hundred Eighty-One Thousand Seven Hundred Forty-Five and 37/100 Dollars ($181,745.37).

(e) Except as otherwise provided in this Section 3(e), all remaining Indebtedness, including all principal and interest, shall be due and payable by Borrower on the Initial Maturity Date. However, so long as (i) the Initial Maturity Date has not occurred prior to the Scheduled Initial Maturity Date, and
                  (ii) no Event of Default or event or circumstance which, with the giving of notice or passage of time or both, could constitute an Event of Default exists on the Scheduled Initial Maturity Date, then the Extension Period automatically will become effective and the date for full payment of the Indebtedness automatically shall be extended until the Extended Maturity Date. If the Extension Period becomes effective, monthly installments of principal and interest or interest only will be payable during the Extension Period as provided in Section 3(f). Anything in Section 21 of the Security Instrument to the contrary notwithstanding, during the Extension Period, Borrower will not request that Lender consent to, and Lender will not consent to, a Transfer that, absent such consent, would constitute an Event of Default.

(f)               If  the  Extension  Period  becomes  effective,  beginning  on
                  December  1, 2015,  and  continuing  until and  including  the monthly installment due on the Extended Maturity Date, principal and accrued interest shall be payable by Borrower in consecutive monthly installments due and payable on the first day of each calendar month. The amount of the monthly installment of principal and interest payable pursuant to this
                  Section 3(f) on an Installment Due Date shall be calculated so as to equal the monthly payment amount which would be payable on the Installment Due Date as if the unpaid principal balance of this Note as of the first day of the Interest Adjustment Period immediately preceding the Installment Due Date was to be fully amortized, together with interest thereon at the Adjustable Interest Rate in effect for such Interest Adjustment Period, in equal consecutive monthly payments paid on the first day of each calendar month over the Remaining Amortization Period.

(g) During the Extension Period, Lender shall provide Borrower with Notice, given in the manner specified in the Security Instrument, of the amount of each monthly installment due under this Note. However, if Lender has not provided Borrower with prior notice of the monthly payment due on any
                  Installment   Due  Date,  then  Borrower  shall  pay  on  that
                  Installment Due Date an amount equal to the monthly installment payment for which Borrower last received notice. If Lender at any time determines that Borrower has paid one or more monthly installments in an incorrect amount because of the operation of the preceding sentence, or because Lender has miscalculated the Adjustable Interest Rate or has otherwise miscalculated the amount of any monthly installment, then Lender shall give notice to Borrower of such determination. If such determination discloses that Borrower has paid less than the full amount due for the period for which the determination was made, Borrower, within 30 calendar days after receipt of the notice from Lender, shall pay to Lender the full amount of the deficiency. If such determination discloses that Borrower has paid more than the full amount due for the period for which the determination was made, then the amount of the overpayment shall be credited to the next installment(s) of interest only or principal and interest, as applicable, due under this Note (or, if an Event of Default has occurred and is continuing, such overpayment shall be credited against any amount owing by Borrower to Lender).

(h) All payments under this Note shall be made in immediately available U.S. funds.

(i) Any regularly scheduled monthly installment of interest only or principal and interest payable pursuant to this Section 3 that is received by Lender before the date it is due shall be deemed to have been received on the due date for the purpose of calculating interest due.

(j) Any accrued interest remaining past due for 30 days or more, at Lender's discretion, may be added to and become part of the unpaid principal balance of this Note and any reference to "accrued interest" shall refer to accrued interest which has not become part of the unpaid principal balance. Any amount added to principal pursuant to the Loan Documents shall bear interest at the applicable rate or rates specified in this Note and shall be payable with such interest upon demand by Lender and absent such demand, as provided in this Note for the payment of principal and interest.

(k) In accordance with Section 14, interest charged under this Note cannot exceed the Maximum Interest Rate. If the
                  Adjustable Interest Rate at any time exceeds the Maximum Interest Rate, resulting in the charging of interest hereunder to be limited to the Maximum Interest Rate, then any subsequent reduction in the Adjustable Interest Rate shall not reduce the rate at which interest under this Note accrues below the Maximum Interest Rate until the total amount of interest accrued hereunder equals the amount of interest which would have accrued had the Adjustable Interest Rate at all times been in effect.

4. Application of Payments. If at any time Lender receives, from Borrower or otherwise, any amount applicable to the Indebtedness which is less than all amounts due and payable at such time, Lender may apply the amount received to amounts then due and payable in any manner and in any order determined by Lender, in Lender's discretion. Borrower agrees that neither Lender's acceptance of a payment from Borrower in an amount that is less than all amounts then due and payable nor Lender's application of such payment shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction.

5. Security. The Indebtedness is secured by, among other things, the Security Instrument, and reference is made to the Security Instrument for other rights of Lender as to collateral for the Indebtedness.

6. Acceleration. If an Event of Default has occurred and is continuing, the entire unpaid principal balance, any accrued interest, any prepayment premium payable under Section 10, and all other amounts payable under this Note and any other Loan Document, shall at once become due and payable, at the option of Lender, without any prior notice to Borrower (except if notice is required by applicable law, then after such notice). Lender may exercise this option to accelerate regardless of any prior forbearance. For purposes of exercising such option, Lender shall calculate the prepayment premium as if prepayment occurred on the date of acceleration. If prepayment occurs thereafter, lender shall recalculate the prepayment premium as of the actual prepayment date.

7.                Late Charge.

(a) If any monthly installment of interest or principal and interest or other amount payable under this Note or under the Security Instrument or any other Loan Document is not received in full by Lender (i) during the Fixed Rate Period, within ten
                  (10) days after the  installment  or other  amount is due,  or
                  (ii) during the Extension Period, within five (5) days after the installment or other amount is due, counting from and including the date such installment or other amount is due (unless applicable law requires a longer period of time before a late charge may be imposed, in which event such longer period shall be substituted), Borrower shall pay to Lender, immediately and without demand by Lender, a late charge equal to five percent (5%) of such installment or other amount due (unless applicable law requires a lesser amount be charged, in which event such lesser amount shall be substituted).

(b) Borrower acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Loan and that it is extremely difficult and impractical to determine those additional expenses. Borrower agrees that the late charge payable pursuant to this Section represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional expenses Lender will incur by reason of such late payment. The late charge is payable in addition to, and not in lieu of, any interest payable at the Default Rate pursuant to
                  Section 8.

8.                Default Rate.

(a) So long as (i) any monthly installment under this Note remains past due for thirty (30) days or more or (ii) any other Event of Default has occurred and is continuing, then notwithstanding anything in Section 3 of this Note to the contrary, interest under this Note shall accrue on the unpaid principal balance from the Installment Due Date of the first such unpaid monthly installment or the occurrence of such other Event of Default, as applicable, at the Default Rate.

(b) From and after the Maturity Date, the unpaid principal balance shall continue to bear interest at the Default Rate until and including the date on which the entire principal balance is paid in full.

(c) Borrower acknowledges that (i) its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Loan, (ii) during the time that any monthly installment under this Note is delinquent for thirty (30) days or more, Lender will incur additional costs and expenses arising from its loss of the use of the money due and from the adverse impact on Lender's ability to meet its other obligations and to take advantage of other investment opportunities; and (iii) it is extremely difficult and impractical to determine those additional costs and expenses. Borrower also acknowledges that, during the time that any monthly installment under this Note is delinquent for thirty
                  (30) days or more or any other Event of Default has occurred and is continuing, Lender's risk of nonpayment of this Note will be materially increased and Lender is entitled to be compensated for such increased risk. Borrower agrees that the increase in the rate of interest payable under this Note to the Default Rate represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional costs and expenses Lender will incur by reason of the Borrower's delinquent payment and the additional compensation Lender is entitled to receive for the increased risks of nonpayment associated with a delinquent loan.

9.                Limits on Personal Liability.

(a) Except as otherwise provided in this Section 9, Borrower shall have no personal liability under this Note, the Security Instrument or any other Loan Document for the repayment of the Indebtedness or for the performance of any other obligations of Borrower under the Loan Documents and Lender's only recourse for the satisfaction of the Indebtedness and the performance of such obligations shall be Lender's exercise of its rights and remedies with respect to the Mortgaged Property and to any other collateral held by Lender as security for the Indebtedness. This limitation on Borrower's liability shall not limit or impair Lender's enforcement of its rights against any guarantor of the Indebtedness or any guarantor of any other obligations of Borrower.

(b) Borrower shall be personally liable to Lender for the amount of the Base Recourse, plus any other amounts for which Borrower has personal liability under this Section 9.

(c) In addition to the Base Recourse, Borrower shall be personally liable to Lender for the repayment of a further portion of the Indebtedness equal to any loss or damage suffered by Lender as a result of the occurrence of any of the following events:

(i)   Borrower  fails to pay to Lender upon  demand  after an Event of Default all Rents to which Lender is entitled under Section 3(a) of the Security Instrument and the amount of all security deposits collected by Borrower from tenants then in residence. However, Borrower will not be personally liable for any failure described in this subsection (i) if Borrower is unable to pay to Lender all Rents and security deposits as required by the Security Instrument because of a valid order issued in a bankruptcy, receivership, or similar judicial proceeding.

(ii) Borrower fails to apply all insurance proceeds and condemnation proceeds as required by the Security Instrument. However, Borrower will not be personally liable for any failure described in this subsection (ii) if Borrower is unable to apply insurance or condemnation proceeds as required by the Security Instrument because of a valid order issued in a bankruptcy, receivership, or similar judicial proceeding.

(iii) Borrower fails to comply with Section 14(g) or (h) of the Security Instrument relating to the delivery of books and records, statements, schedules and reports.

(iv) Borrower fails to pay when due in accordance with the terms of the Security Instrument the amount of any item below marked "Deferred"; provided however, that if no item is marked "Deferred", this Section 9(c)(iv) shall be of no force or effect.

                  [Deferred]  Hazard  Insurance   premiums  or  other  insurance
                  premiums,
                  [Deferred]  Taxes,
                  [Deferred]  water and sewer  charges (that could become a lien on the Mortgaged Property),
                  [           N/A ] ground rents,
                  [Deferred]  assessments  or other charges (that could become a lien on the Mortgaged Property)

(d) In addition to the Base Recourse, Borrower shall be personally liable to Lender for:

(i) the performance of all of Borrower's obligations under Section 18 of the Security Instrument (relating to environmental matters);

(ii)              the costs of any audit  under  Section  14(g) of the  Security
                  Instrument; and

(iii) any costs and expenses incurred by Lender in connection with the collection of any amount for which Borrower is personally liable under this Section 9, including Attorneys' Fees and Costs and the costs of conducting any independent audit of Borrower's books and records to determine the amount for which Borrower has personal liability.

(e) All payments made by Borrower with respect to the Indebtedness and all amounts received by Lender from the enforcement of its rights under the Security Instrument and the other Loan Documents shall be applied first to the portion of the Indebtedness for which Borrower has no personal liability.

(f) Notwithstanding the Base Recourse, Borrower shall become personally liable to Lender for the repayment of all of the Indebtedness upon the occurrence of any of the following Events of Default:

(i)               Borrower's  ownership  of any  property  or  operation  of any
                  business   not   permitted  by  Section  33  of  the  Security
                  Instrument;

(ii) a Transfer (including, but not limited to, a lien or encumbrance) that is an Event of Default under Section 21 of the Security Instrument, other than a Transfer consisting solely of the involuntary removal or involuntary withdrawal of a general partner in a limited partnership or a manager in a limited liability company; or

(iii) fraud or written material misrepresentation by Borrower or any officer, director, partner, member or employee of Borrower in connection with the application for or creation of the Indebtedness or any request for any action or consent by Lender.

(g)               To the extent that Borrower has personal  liability under this
                  Section 9, Lender may exercise its rights against Borrower personally without regard to whether Lender has exercised any rights against the Mortgaged Property or any other security, or pursued any rights against any guarantor, or pursued any other rights available to Lender under this Note, the Security Instrument, any other Loan Document or applicable law. To the fullest extent permitted by applicable law, in any action to enforce Borrower's personal liability under this Section 9, Borrower waives any right to set off the value of the Mortgaged Property against such personal liability.

10.               Voluntary and Involuntary Prepayments.

(a) Any receipt by Lender of principal due under this Note prior to the Maturity Date, other than principal required to be paid in monthly installments pursuant to Section 3, constitutes a prepayment of principal under this Note. Without limiting the foregoing, any application by Lender, prior to the Maturity Date, of any proceeds of collateral or other security to the repayment of any portion of the unpaid principal balance of this Note constitutes a prepayment under this Note.

(b) Borrower may voluntarily prepay all of the unpaid principal balance of this Note on a Business Day designated as the date for such prepayment in a Notice from Borrower to Lender given at least 30 days prior to the date of such prepayment. Unless otherwise expressly provided in the Loan Documents, Borrower may not voluntarily prepay less than all of the unpaid principal balance of this Note.

(c) Borrower acknowledges that Lender has agreed that principal may be prepaid other than on the last calendar day of a month only because, for the purposes of the accrual of interest, any prepayment received by Lender on any day other than the last calendar day of the month shall be deemed to have been received on the last calendar day of the month in which the prepayment occurs.

(d) In order to voluntarily prepay all or any part of the principal of this Note, Borrower must also pay to Lender, together with the amount of principal being prepaid, (i) all accrued and unpaid interest due under this Note, plus (ii) all other sums due to Lender at the time of such prepayment, plus
                  (iii) any prepayment premium calculated pursuant to Section 10(e).

(e) Except as provided in Section 10(f), a prepayment premium shall be due and payable by Borrower in connection with any prepayment of principal under this Note during the Prepayment Premium Period. The prepayment premium shall be whichever is the greater of subsections (A) and (B) below:

(A)               1.0% of the amount of principal being prepaid; or

(B)               the product obtained by multiplying:

(1)               the amount of principal being prepaid or accelerated,

                              by

(2) the excess (if any) of the Monthly Note Rate over the Assumed Reinvestment Rate,

                              by

(3) the Present Value Factor.

                  For purposes of subsection (B), the following definitions shall apply:

                        Monthly  Note  Rate:  one-twelfth  (1/12) of the Fixed
                  Interest Rate, expressed as a decimal calculated to five digits.

                        Prepayment   Date:   in  the   case  of  a   voluntary
                  prepayment, the date on which the prepayment is made; in the case of the application by Lender of collateral or security to a portion of the principal balance, the date of such application.

                        Assumed  Reinvestment  Rate:  one-twelfth  (1/12) of the
                  yield rate, as of the date 5 Business Days before the Prepayment Date, on the Treasury Security, as reported in The Wall Street Journal, expressed as a decimal calculated to five digits. In the event that no yield is published on the applicable date for the Treasury Security, Lender, in its discretion, shall select the non-callable Treasury Security maturing in the same year as the Treasury Security with the lowest yield published in The Wall Street Journal as of the applicable date. If the publication of such yield rates in The Wall Street Journal is discontinued for any reason, Lender shall select a security with a comparable rate and term to the Treasury Security. The selection of an alternate security pursuant to this Section shall be made in Lender's discretion.

                        Present  Value  Factor:  the factor  that  discounts  to
                  present value the costs resulting to Lender from the difference in interest rates during the months remaining in the Yield Maintenance Period, using the Assumed Reinvestment Rate as the discount rate, with monthly compounding, expressed numerically as follows:

                                     {1 - (1/1+ARR)n}/ARR

                        n = number of months or partial  months  remaining  in
                  Yield Maintenance Period

                         ARR = Assumed Reinvestment Rate

(f) Notwithstanding any other provision of this Section 10, no prepayment premium shall be payable with respect to (i) any prepayment made during the Window Period, or (ii) any prepayment occurring as a result of the application of any insurance proceeds or condemnation award under the Security Instrument.

(g) Unless Lender agrees otherwise in writing, a permitted or required prepayment of less than the unpaid principal balance of this Note shall not extend or postpone the due date of any subsequent monthly installments or change the amount of such installments.

(h) Borrower recognizes that any prepayment of any of the unpaid principal balance of this Note, whether voluntary or involuntary or resulting from an Event of Default by Borrower, will result in Lender's incurring loss, including reinvestment loss, additional expense and frustration or impairment of Lender's ability to meet its commitments to third parties. Borrower agrees to pay to Lender upon demand damages for the detriment caused by any prepayment, and agrees that it is extremely difficult and impractical to ascertain the extent of such damages. Borrower therefore acknowledges and agrees that the formula for calculating prepayment premiums set forth in this Note represents a reasonable estimate of the damages Lender will incur because of a prepayment. Borrower further acknowledges that any lockout and the prepayment premium provisions of this Note are a material part of the consideration for the Loan, and that the terms of this Note are in other respects more favorable to Borrower as a result of the Borrower's voluntary agreement to the lockout and prepayment premium provisions.

11. Costs and Expenses. To the fullest extent allowed by applicable law, Borrower shall pay all expenses and costs, including Attorneys' Fees and Costs incurred by Lender as a result of any default under this Note or in connection with efforts to collect any amount due under this Note, or to enforce the provisions of any of the other Loan Documents, including those incurred in post-judgment collection efforts and in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding) or judicial or non-judicial foreclosure proceeding.

12. Forbearance. Any forbearance by Lender in exercising any right or remedy under this Note, the Security Instrument, or any other Loan Document or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of that or any other right or remedy. The acceptance by Lender of any payment after the due date of such payment, or in an amount which is less than the required payment, shall not be a waiver of Lender's right to require prompt payment when due of all other payments or to exercise any right or remedy with respect to any failure to make prompt payment. Enforcement by Lender of any security for Borrower's obligations under this Note shall not constitute an election by Lender of remedies so as to preclude the exercise of any other right or remedy available to Lender.

13. Waivers. Borrower and all endorsers and guarantors of this Note and all other third party obligors waive presentment, demand, notice of dishonor, protest, notice of acceleration, notice of intent to demand or accelerate payment or maturity, presentment for payment, notice of nonpayment, grace, and diligence in collecting the Indebtedness.

14. Loan Charges. Neither this Note nor any of the other Loan Documents shall be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate greater than the Maximum Interest Rate. If any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower in connection with the Loan is interpreted so that any interest or other charge provided for in any Loan Document, whether considered separately or together with other charges provided for in any other Loan Document, violates that law, and Borrower is entitled to the benefit of that law, that interest or charge is hereby reduced to the extent necessary to eliminate that violation. The amounts, if any, previously paid to Lender in excess of the permitted amounts shall be applied by Lender to reduce the unpaid principal balance of this Note. For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all Indebtedness that constitutes interest, as well as all other charges made in connection with the Indebtedness that constitute interest, shall be deemed to be allocated and spread ratably over the stated term of this Note. Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest so computed is uniform throughout the stated term of this Note.

15. Commercial Purpose. Borrower represents that Borrower is incurring the Indebtedness solely for the purpose of carrying on a business or commercial enterprise, and not for personal, family, household, or agricultural purposes.

16. Counting of Days. Except where otherwise specifically provided, any reference in this Note to a period of "days" means calendar days, not Business Days.

17. Governing Law. This Note shall be governed by the law of the Property Jurisdiction.

18. Captions. The captions of the Sections of this Note are for convenience only and shall be disregarded in construing this Note.

19. Notices; Written Modifications.

(a) All Notices, demands and other communications required or permitted to be given pursuant to this Note shall be given in accordance with Section 31 of the Security Instrument.

(b) Any modification or amendment to this Note shall be ineffective unless in writing signed by the party sought to be charged with such modification or amendment; provided, however, that in the event of a Transfer under the terms of the Security Instrument that requires Lender's consent, any or some or all of the Modifications to Multifamily Note set forth in Exhibit A to this Note may be modified or rendered void by Lender at Lender's option, by Notice to Borrower and the transferee, as a condition of Lender's consent.

20. Consent to Jurisdiction and Venue. Borrower agrees that any controversy arising under or in relation to this Note may be litigated in the Property Jurisdiction. The state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have jurisdiction over all controversies that shall arise under or in relation to this Note. Borrower irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise. However, nothing in this Note is intended to limit any right that Lender may have to bring any suit, action or proceeding relating to matters arising under this Note in any court of any other jurisdiction.

21. WAIVER OF TRIAL BY JURY. BORROWER AND LENDER EACH (A) AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS NOTE OR THE RELATIONSHIP BETWEEN THE PARTIES AS LENDER AND BORROWER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

22. State-Specific Provisions. N/A.

      ATTACHED EXHIBIT. The Exhibit noted below, if marked with an "X" in the space provided, is attached to this Note:

            -----
             X       Exhibit A     Modifications to Multifamily Note
            -----

      IN WITNESS WHEREOF, and in consideration of the Lender's agreement to lend Borrower the principal amount set forth above, Borrower has signed and delivered this Note under seal or has caused this Note to be signed and delivered under seal by its duly authorized representative.





                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                    HUNTERS GLEN AP XII LIMITED PARTNERSHIP, a South Carolina limited partnership

                                    By:   Hunters Glen Phase V GP, L.L.C., a
                                          South Carolina limited liability
                                          company, its general partner

                                          By:   Angeles Partners XII, a
                                                California limited
                                                partnership, its sole member

                                                By:   Angeles Realty
                                                      Corporation II, a
                                                      California corporation,
                                                      its managing general
                                                      partner


                                                      By:/s/Patti K. Fielding
                                                         Patti K. Fielding
                                                         Executive Vice
                                                         President and
                                                         Treasurer



                                   95-3903623
                                    Borrower's Social Security/Employer ID
                                     Number